UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities and Exchange Act of 1934
(Amendment No.     )

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Filed by a party other than the Registrant [  ]

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EAGLE BANCORP MONTANA, INC.
 (Name of Registrant as Specified In Its Charter)

 (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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EAGLE BANCORP MONTANA, INC.
1400 Prospect Avenue
Helena, Montana  59601
(406) 442-3080

September 19, 2011

Dear Stockholder:

You are invited to attend the Annual Meeting of Stockholders (the “Annual Meeting”) of Eagle Bancorp Montana, Inc. (“Eagle”), the holding company of American Federal Savings Bank (the “Bank”).  The Annual Meeting is scheduled to be held on Thursday, October 20, 2011, at 11:00 a.m., Mountain time, at the main office of the Bank, located at 1400 Prospect Avenue, Helena, Montana.

The attached Notice of Annual Meeting and Proxy Statement describe the proposals to be voted on at the Annual Meeting.  The Board of Directors of Eagle has determined that approval of the proposals is in the best interests of Eagle and its stockholders.  Therefore, the Board unanimously recommends that you vote in favor of all proposals and in favor of the Board’s nominees for director.  Members of the Board and officers of Eagle and Eagle’s independent auditors will be present at the Annual Meeting to respond to any questions that you may have regarding the agenda for the Annual Meeting and any adjournment thereof.

Please sign and return the enclosed proxy card promptly.  Your cooperation is appreciated since a majority of the common stock outstanding must be represented either in person or by proxy to constitute a quorum for the conduct of business at the Annual Meeting.

On behalf of the Board of Directors and all of the employees of Eagle, I wish to thank you for all your support and interest.  We look forward to seeing you at the Annual Meeting.

Sincerely yours,

Peter J. Johnson
President and CEO

EAGLE BANCORP MONTANA, INC.
1400 Prospect Avenue
Helena, MT  59601
(406) 442-3080

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON OCTOBER 20, 2011

TO THE STOCKHOLDERS OF EAGLE BANCORP MONTANA, INC.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Eagle Bancorp Montana, Inc. (“Eagle”) will be held at its headquarters located at 1400 Prospect Avenue, Helena, Montana on Thursday, October 20, 2011, at 11:00 a.m. Mountain time, for the following purposes, as more completely set forth in the accompanying Proxy Statement:

I.           To elect to three-year terms, the two (2) directors of Eagle named in the accompanying proxy statement.

II.          To adopt Eagle’s 2011 Stock Incentive Plan for Directors, Officers and Employees.

III.         To ratify the appointment of Davis, Kinard & Co, P.C. as our independent public accountants for the fiscal year ending June 30, 2012.

IV.         To transact such other business as may properly come before the meeting.  Except with respect to procedural matters incident to the conduct of the meeting, management of Eagle is not aware of any matters other than those set forth above which may properly come before the meeting.

The Board of Directors of Eagle has fixed the close of business on Tuesday, September 6, 2011, as the voting record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement of the Annual Meeting.  Only those stockholders of record as of the close of business on that date will be entitled to vote at the Annual Meeting.

Your vote is important.  You are urged to complete, sign, date and return the enclosed proxy card promptly in the envelope provided, whether or not you plan to attend the annual meeting in person.  If you attend the annual meeting you may vote either in person or by your proxy.  Any proxy given may be revoked by you in writing or in person at any time prior to the exercise thereof.  Proxies must be received prior to the commencement of the meeting.  If your shares are not registered in your name, you will need additional documentation from your record holder in order to vote in person at the meeting.

BY ORDER OF THE BOARD OF DIRECTORS

Peter J. Johnson
President and CEO

September 19, 2011
Helena, Montana

EAGLE BANCORP MONTANA, INC.

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS
OCTOBER 20, 2011

This Proxy Statement is being furnished to the holders of the common stock, of Eagle Bancorp Montana, Inc. (sometimes referred to as “Eagle” or the “Company”), in connection with the solicitation of proxies by the Board of Directors of Eagle for use at the Annual Meeting of Stockholders, or Annual Meeting, to be held on Thursday, October 20, 2011, at our headquarters located at 1400 Prospect Avenue, Helena, Montana at 11:00 a.m., Mountain time, for the purposes set forth in the attached Notice of Annual Meeting of Stockholders.

This Proxy Statement and proxy card are being sent to holders of the common stock on or about September 19, 2011.  A copy of Eagle’s Annual Report to Stockholders, which includes our audited financial statements, also accompanies this Proxy Statement.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be Held on October 20, 2011: The Proxy Statement and accompanying Annual Report are available at www.americanfederalsavingsbank.com.

MATTERS TO BE CONSIDERED AND ACTED UPON AT THE ANNUAL MEETING

Each proxy solicited hereby, if properly signed and returned to Eagle and not revoked prior to its use, will be voted in accordance with the instructions indicated on the proxies.  If no contrary instructions are given, each signed proxy received will be voted in favor of the election of the nominees of the Board of Directors, Larry A. Dreyer and Lynn A. Dickey, in favor of the 2011 Stock Incentive Plan, in favor of the ratification of Davis, Kinard & Co., P.C. and in the discretion of the proxy holder, as to any other matter that may properly come before the Annual Meeting or any adjournment or postponement of the Annual Meeting.  Only proxies that are returned can be counted and voted at the Annual Meeting.

SOLICITATION OF PROXIES

All costs of the solicitation of proxies will be borne by Eagle.  In addition, directors, officers and other employees of Eagle or American Federal Savings Bank (sometimes referred to as the “Bank” or “American Federal”) may solicit proxies personally, or by mail or telephone or other means and will not receive any special compensation for their services.  Eagle will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of common stock.

REVOCATION OF PROXIES

A stockholder who has given a proxy may revoke it at any time prior to its exercise at the Annual Meeting by (i) giving written notice of revocation to the Secretary of Eagle, (ii) properly submitting to Eagle a duly-executed proxy bearing a later date, or (iii) attending the Annual Meeting and voting in person.  All written notices of revocation and other communications with respect to revocation of proxies should be addressed as follows: Eagle Bancorp Montana, Inc., P.O. Box 4999, Helena, Montana  59604, Attention:  Charles Berger.  Proxies solicited hereby may be exercised only at the Annual Meeting and will not be used for any other meeting.

VOTING SECURITIES

The securities that may be voted at the Annual Meeting consist of shares of common stock, with each share entitling its owner to one vote on all matters to be voted on at the Annual Meeting.  Only holders of record of common stock at the close of business on September 6, 2011, or the Record Date, will be entitled to notice of and to vote at the Annual Meeting.  On the Record Date there were 3,905,487 shares of common stock issued and outstanding.  Eagle has no other class of securities outstanding at this time.

The presence in person or by proxy of the holders of at least a majority of the total number of shares of common stock entitled to vote is necessary to constitute a quorum at the Annual Meeting.  With respect to any matter, any shares for which a broker indicates on the proxy that it does not have discretionary authority as to such shares to vote on such matter, or broker non-votes, will be considered present for the purposes of determining whether a quorum is present.  In the event there are not sufficient votes for a quorum or to approve or ratify any proposal at the time of the Annual Meeting, the Annual Meeting shall be adjourned in order to permit further solicitation of proxies.

VOTING PROCEDURES

Once a quorum has been established, the affirmative vote of a majority of the shares of common stock present or represented by proxy at the Annual Meeting is required to approve the proposals described in this Proxy Statement, except as described below.

Directors will be elected by a plurality of votes.  Stockholders are not permitted to cumulate their votes for the election of directors or any other purpose.  Votes may be cast for or withheld from each nominee for election as directors.  Votes that are withheld will have no effect on the outcome of the election for directors because directors will be elected by a plurality of votes cast.

With respect to the other proposals to be voted upon at the Annual Meeting, stockholders may vote for or against a proposal or may abstain from voting.  Approval of the Eagle Bancorp Montana, Inc. 2011 Stock Incentive Plan for Directors, Officers and Employees, will require the affirmative vote of a majority of the outstanding shares of common stock entitled to vote and present in person or by proxy at the Annual Meeting.  Ratification of Davis Kinard as independent auditors for the fiscal year ending June 30, 2012, will require the affirmative vote of a majority of the outstanding shares of common stock entitled to vote and present in person or by proxy at the Annual Meeting.  Abstentions will have the same effect as a vote against these proposals.

If you are a beneficial owner of shares held in street name and do not provide the organization that holds your shares with specific voting instructions, under the rules of various national and regional securities exchanges, the organization that holds your shares may generally vote on “routine” matters but cannot vote on “non-routine” matters. If the organization that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, the organization that holds your shares will inform the inspector of election that it does not have the authority to vote on this matter with respect to your shares. This is generally referred to as a “broker non-vote.”  The ratification of the appointment of Davis Kinard as our independent registered public accounting firm for the fiscal year ending June 30, 2012, (Proposal No. III) is a matter considered routine under applicable rules. A broker or other nominee may generally vote on routine matters, and therefore no broker non-votes are expected to exist in connection with Proposal No. III.  The election of directors (Proposal No. I) and the adoption of the Stock Incentive Plan (Proposal  No. II) are matters considered non-routine under applicable rules. A broker or other nominee cannot vote without instructions on non-routine matters, and therefore there may be broker non-votes on Proposal No. I and Proposal No. II.  However, since directors are elected by a plurality of votes, broker non-votes will have no effect on the outcome of the election of directors.

Eagle’s Annual Report to Stockholders, which includes its annual report on Form 10-K for its fiscal year ended June 30, 2011, is being mailed to stockholders with this Proxy Statement.  Eagle has filed its annual report with the Securities and Exchange Commission.  Stockholders may obtain, free of charge, an additional copy of the annual report on Form 10-K by requesting it from Charles Berger in writing at Eagle Bancorp Montana, Inc., P.O. Box 4999, Helena, Montana  59604, or by calling him at (406) 442-3080.

Executed, unmarked proxies will be voted FOR all nominees for Director and for all proposals.  Except for procedural matters incidental to conduct of the Annual Meeting, Eagle knows of no other matters expected to come before the meeting.

Proxies solicited hereby are to be returned to Eagle’s transfer agent, Registrar & Transfer Company.  The Board of Directors has designated Charles Berger, corporate secretary, to act as Inspector of Election and tabulate votes at the Annual Meeting.  After the final adjournment of the Annual Meeting, the proxies will be returned to Eagle.

BENEFICIAL OWNERSHIP OF COMMON STOCK

The following table sets forth information as of June 30, 2011, except as specifically noted, with respect to ownership of Eagle’s common stock by:  (i) the American Federal Savings Bank Employee Stock Ownership Plan, or the ESOP; (ii) the executive officers, nominees for director and directors of Eagle; (iii) all the directors, nominees for director and executive officers of Eagle as a group; and (iv) each person known to be a beneficial owner of more than 5% of the outstanding shares of common stock.  All information shown regarding persons other than executive officers, directors and nominees for director is based on information reported on Schedules 13D and 13G filed with the SEC on the dates indicated in the footnotes to this table.

		Common Stock Beneficially Owned(1)
Name	Title or Address(2)	Number		Percent

Tyndall Capital Partners, L.P.	599 Lexington Ave., Ste 4100 New York, NY 10022	334,780	(7)	8.54%

Sandler O’Neill Asset Management, LLC	780 3rd Ave., Fifth Floor New York, NY 10017	320,600	(8)	8.18%

Wellington Hedge Management, LLC	75 State Street Boston, MA 02109	247,600	(9)	6.32%

American Federal Savings Bank Employee Stock Ownership Plan	1400 Prospect Avenue Helena, MT 59601	180,526		4.61%

Larry A. Dreyer	Chairman of the Board	56,345	(5)	1.44%

Rick F. Hays	Director	6,900		*

Peter J. Johnson	Director, President and Chief Executive Officer	65,416	(3)(5)	1.67%

Lynn E. Dickey	Director	8,754		*

James A. Maierle	Vice Chairman of the Board	68,120	(4)	1.74%

Thomas J. McCarvel	Director	34,140		*

Maureen J. Rude	Director	190		*

Robert M. Evans	Senior Vice President/Chief Information Officer	24,792	(5)	*

Michael C. Mundt	Senior Vice President/Chief Lending Officer	37,612	(3)(5)	*
Clinton J. Morrison	Senior Vice President/Chief Financial Officer	7,619	(3)(5)	*
Rachel R. Amdahl	Senior Vice President/Operations	19,414	(3)(5)(6)	*

Directors and Executive Officers as a group (11 persons)	N/A	329,302		8.40%

____________________
*	Represents less than 1% of outstanding shares.
(1)
Except as otherwise noted, all beneficial ownership by directors, nominees and executive officers is direct and each director, nominee or executive officer exercises sole voting and investment power over the shares.

(2)	Unless otherwise indicated, the address for each director and officer of the Company is c/o Eagle Bancorp Montana, Inc., 1400 Prospect Avenue, Helena, MT 59601.
(3)	Includes common stock held by each Executive Officer in the Bank’s Non-Contributory Profit Sharing Plan.
(4)	Includes 23,000 shares held by Rosmar, Inc. for which Mr. Maierle, as President of Rosmar, Inc., has shared voting and investment power.
(5)	Includes common stock held in the Bank’s ESOP.
(6)	Includes 5,000 shares held by spouse and 100 shares held by minor children.
(7)
The information as to Tyndall Capital Partners, L.P. (“Capital”) is derived from a Schedule 13G/A filed with the SEC on February 14, 2007. Tyndall Partners, L.P. (“Tyndall”) owns 197,220 shares and 71,060 shares are owned by Tyndall Institutional Partners, L.P. (“Tyndall Institutional” and, together with Tyndall, the “Funds”). Capital is the general partner of the Funds, and possesses the sole power to vote and the sole power to direct the disposition of all shares held by the Funds. In addition, 66,500 shares are owned by Jeffrey S. Halis, the manager of the general partner of Capital.  The share numbers in the Schedule 13G/A have been revised to reflect the exchange ratio of the Plan of Conversion and Reorganization of Eagle Financial MHC, which was completed on April 5, 2010.

(8)
The information as to Sandler O’Neill Asset Management, LLC (“SOAM”) is derived from a Schedule 13D/A filed with the SEC on June 23, 2011.  Malta Partners, L.P. (“MP”) owns 5,100 shares, Malta Hedge Fund, L.P. (“MHF”) owns 25,200 shares, Malta Hedge Fund II, L.P. (“MHFII”) owns 140,500 shares, Malta Offshore, Ltd. (“MO”) owns 46,700 shares, Malta Thrift Fund, L.P. (“MT”) owns 10,000 shares, and SOAM Capital Partners, L.P. (“SCP”) owns 93,100 shares.  SOAM Holdings, LLC (“Holdings”), as general partner of MP, MHF, MHFII and MT beneficially owns 180,800 shares; SOAM, as management company for MP, MHF, MHFII, MO, MT and SCP, beneficially owns 320,600 shares; and Terry Maltese, as President of Holdings and SOAM, beneficially owns 320,600 shares.  In his capacity as president and managing member of Holdings and SOAM and as managing member of SOAM Ventures, LLC (“Ventures”), the management company of SCP, Mr. Maltese exercises voting and dispositive power over all shares beneficially owned by MP, MHF, MHFII, MT, SCP, MO, SOAM and Holdings.

(9)
The information as to Wellington Hedge Management, LLC (“Wellington”) is derived from a Schedule 13G/A filed with the SEC on February 14, 2011.  Ithan Creek Master Investment Partnership (Cayman) II L.P. (“Ithan Creek II”) and Wellington, which is the sole general partner of Ithan Creek II, together possess the shared power to vote and the shared power to direct the disposition of all shares held by them.

_______________

PROPOSAL I - ELECTION OF DIRECTORS

Eagle’s Bylaws provide that the Board of Directors be composed of not less than five or more than fifteen members, whose terms are divided into three approximately equal classes.  The members of each class are elected for a term of three years.  One class is elected annually.

Two directors will be elected at the Annual Meeting.  The Board of Directors has nominated current directors Larry A. Dreyer and Lynn A. Dickey for re-election.  If elected, Messrs. Dreyer and Dickey will each serve as a director for a three year term expiring at the Annual Meeting to be held in 2014.

The Board‘s Nominating Committee determines nominees for election as directors.  The Bylaws also allow stockholders to submit nominations in writing directly to the Corporate Secretary (see “Stockholder Proposals and Nominations”).  No stockholder nominations have been received by Eagle as of the date of this Proxy Statement.  There are no arrangements known to management between the persons named and any other person pursuant to which such nominees were selected.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE ABOVE NOMINEES FOR DIRECTOR UNDER THIS PROPOSAL I.

The persons named in the enclosed proxy intend to vote for the election of the named nominees, unless the proxy is marked by the stockholder to the contrary.  If any nominee is unable to serve, all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend.  The Board of Directors knows of no reason why any nominee might be unable to serve.

The following table sets forth certain information as of June 30, 2011, with respect to each nominee, and each director continuing in office.

Name	Age	Director Since(1)	New or Current Term to Expire(2)

BOARD NOMINEES

Larry A. Dreyer	65	1990	2014

Mr. Dreyer is Chairman of Eagle. He was previously the President and Chief Executive Officer of the Bank until his retirement in 2007. He joined the Bank in 1973. He is a member and past president of the Downtown Kiwanis Club and past chairman of both the St. Peter’s Hospital Foundation and Diocese of Helena Finance Council. Mr. Dreyer’s executive experience and past service as the Company’s Chief Executive Officer brings to the Board a unique perspective on the Company’s investors, customers, strategic direction and operational effectiveness.

Lynn E. Dickey	64	2005	2014

Mr. Dickey retired from Galusha, Higgins and Galusha P.C., a public accounting firm in Helena in 2005. He worked for Galusha for 36 years and was active in the state CPA society. He has served on the boards of numerous civic and charitable organizations. Mr. Dickey’s experience as partner at a major Montana public accounting firm provides the Board with expertise in financial and enterprise risk management, operational controls and effectiveness and strategic planning.

Name	Age	Director Since(1)	New or Current Term to Expire(2)

DIRECTORS CONTINUING IN OFFICE

Rick F. Hays	58	2007	2013

Mr. Hays retired from Qwest Communications in November 2006, where he served as Montana President for Qwest operations, a position he had held since 1996. He worked in the telecommunications industry for over 32 years. He has served on the boards of numerous civic, educational and charitable organizations. Mr. Hays’ experience as a senior executive at a large public company brings leadership, vision and extensive business and operating experience to the Company.

Thomas J. McCarvel	62	1998	2012

Mr. McCarvel has served as a Vice President of Carroll College in Helena since December 1991.  From 1988 to 1991 he was the Chief Operating Officer of Anderson ZurMuehlen & Co., P.C., a public accounting firm in Helena, which served as the Company’s independent auditor prior to fiscal year 2006.  Mr. McCarvel brings management and marketing experience to the Board, as well as helping to provide vision and experience to the strategic planning and financial management aspects of the Company.

Peter J. Johnson	53	2007	2013

Mr. Johnson has served as President and CEO of Eagle since December 2009.  He has also served as President of the Bank since July 2007 and CEO since November 2007.  Prior to being named President, he had served as the Company’s Executive Vice President and Chief Financial Officer.  He joined the Bank in 1981.  He currently serves on the Montana Independent Bankers Association (“MIB”) board of directors and as a member of the Federal Reserve Board’s Community Depository Institution Advisory Council.  He is a past chairman of both the Helena Area Chamber of Commerce and the Diocese of Helena Finance Council.  He is also a member of the Rotary Club of Helena.

Mr. Johnson’s role as Chief Executive Officer provides the Board with a deep understanding of the Company’s business and of the banking industry.  His previous experience as Chief Financial Officer also provides the board with expertise in financial management and strategic planning.

Name	Age	Director Since(1)	New or Current Term to Expire(2)

Maureen J. Rude	49	2010	2013

Ms. Rude has been the Operations Director for the Montana Homeownership Network/NeighborWorks Montana since March 2008, coordinating statewide homebuyer education, planning and down payment assistance programs.  She previously was the Montana Director for Fannie Mae from 2000 to 2008 and the Executive Director of the Montana Board of Housing from 1995 to 2000.  She was recently appointed to the Federal Home Loan Bank of Seattle’s Affordable Housing Advisory Council. She also is a Certified Public Accountant and a Certified Housing Development Professional.  Ms. Rude brings a wealth of knowledge from her management and accounting experience, as well as being well known throughout the state’s business communities.  Her expertise in residential housing complements the Bank’s primary line of business.

James A. Maierle	64	1997	2012

Mr. Maierle has served since January 2006 as Chairman of the Board of Morrison-Maierle, Inc., a civil engineering corporation, headquartered in Helena. He was President of Morrison-Maierle, Inc. from October 1997 to January 2006. Mr. Maierle’s executive experience brings extensive business and operating expertise and skills to the Board.

____________________
(1)           Includes prior service on the Board of Directors of American Federal Savings Bank.
(2)           All terms expire on the date of the Annual Meeting.

_______________

Board Independence

Eagle’s board of directors has affirmatively determined that each director other than Peter J. Johnson is “independent,” as defined by the Marketplace Rules of The NASDAQ Stock Market LLC.  Under the Marketplace Rules, a director can be independent only if the director does not trigger a categorical bar to independence and the board of directors affirmatively determines that the director does not have a relationship which, in the opinion of the board of directors, would interfere with the exercise of independent judgment by the director in carrying out the responsibilities of a director. In determining the independence of the directors, the board considered the relationships described under “Transactions with Certain Related Persons,” which it determined were immaterial to the individual’s independence.

Board Meetings and Committees

The business of Eagle’s and the Bank’s Board of Directors is conducted through regular monthly meetings and additional meetings may be scheduled as circumstances warrant.  During the fiscal year ended June 30, 2011, the Board of Eagle met seven times and the Board of the Bank met twelve times.  All Directors who served as directors during the fiscal year ended June 30, 2011, attended at least 75% of Board meetings.  All committee members attended at least 75% of the meetings of their respective committees.  The Board of Directors has three standing committees: Audit, Compensation and Nominating.  The charter for each of our committees can be found at www.americanfederalsavingsbank.com.

Audit Committee.  Eagle has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934.  The Audit Committee consists of Messrs. Dickey (Chairman) and Hays and Ms. Rude, and met eleven times during the fiscal year ended June 30, 2011.  The Audit Committee is appointed by the Board of Directors to assist the Board in fulfilling its responsibility for oversight of the quality and integrity of Eagle’s financial reporting process.  Each member is “independent”, in accordance with the requirements for companies quoted on NASDAQ and applicable SEC regulations.  The Board of Directors has determined that Mr. Dickey meets the requirements of “audit committee financial expert”, within the meaning of SEC regulations.  A description of Mr. Dickey’s experience is provided above under “Proposal I – Election of Directors.”  The Board believes that the other members of the Audit Committee are qualified to serve based on their experience and background.

The Audit Committee has adopted a written charter which describes the Committee’s principal duties and responsibilities including, but not limited to:

•	Direct responsibility for the appointment, compensation, retention and termination of the independent auditors;

•
Oversight and review of the annual financial reporting process and adequacy and integrity of Eagle’s financial information (including corporate accounting, financial reporting practices, and the quality of the financial reports of Eagle);

•	Oversight and review of the legal and regulatory requirements of Eagle;

•	Oversight and review of the independent auditors qualifications and independence;

•	Oversight and review of the performance of Eagle’s internal audit function and the independent accountants and other mandated Audit Committee duties;

•	Oversight and review of the system of internal controls and safeguards;

•
Review with the independent auditor, the internal auditor and management the adequacy of Eagle’s internal controls and any material weaknesses, any findings or recommendations from the independent auditor, all critical accounting policies and all other materials matters relating to the audit procedures;

•	Review of related party transactions, legal and regulatory matters material to the financial statements and the compliance programs of Eagle;

•
Maintenance of an open avenue of communication between the Board of Directors, senior management, internal auditors, and Eagle’s independent auditors and to permit auditors and internal auditors to meet with the Audit Committee without the presence of management; and

•	Oversight, review and approval of audit, audit-related, tax, and all other fees.

As required under the Sarbanes-Oxley Act of 2002, the Audit Committee has in place procedures to receive, retain and treat complaints received regarding accounting, internal accounting controls or auditing matters, including procedures for the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

Compensation Committee.  The Compensation Committee is currently comprised of Messrs. Dreyer, McCarvel and Hays.  Each member of the committee is “independent” in accordance with the listing standards of NASDAQ.  The Compensation Committee reviews all compensation components for our executive officers, including salary, bonus, and deferred compensation plans.  In setting appropriate compensation for the executive officers, the Committee considers the performance of Eagle, the level of salary, bonus and stock options and other benefits provided to executive officers of comparable companies, and the level of compensation paid in recent years.  As described in the committee charter, the Compensation Committee may delegate authority to one or more members but any decisions made as a result of that delegation must be considered by the full Committee at its next scheduled meeting.  In its oversight of compensation programs, prior to making recommendations to the full Board, the Committee reviews recommendations from the CEO.  Decisions by the Compensation Committee are approved by the full Board of Directors.  The Compensation Committee met three times during fiscal 2011.  The Committee made the decision to consult with an outside compensation consultant, Gerrish McCreary Smith, PC, during the past fiscal year to review executive compensation.  The consultants were engaged by the Compensation Committee, with management assisting in the preparation of data requested by the consultants.  Gerrish McCreary Smith, PC was selected due to its familiarity with the Company as it had facilitated a recent strategic planning retreat.  The consultants were asked to review and analyze comparisons of senior executive compensation and benefits for 2009-2010 and 2010-2011 utilizing four independent surveys.  The consultants also considered criteria used by the FDIC in determining excessive compensation.  The consultants provided recommendations and conclusions regarding the salary and benefit levels of senior management as well.  In previous years the Committee has received reports from Gerrish McCreary Smith, PC as well as Clark Consulting regarding the Company’s salary continuation agreements.

The Nominating Committee.  Messrs. Maierle and McCarvel and Ms. Rude served on the Nominating Committee in fiscal 2011.  Each member is “independent” in accordance with the requirements for companies quoted on NASDAQ.  The Nominating Committee did not meet in fiscal year 2011, but met in early fiscal 2012, and on August 18, 2011 nominated directors for election at the Annual Meeting.  The nominating committee previously met on June 17, 2010.  Only those nominations made by the Nominating Committee or properly presented by stockholders will be voted upon at the Annual Meeting.  In its deliberations for selecting candidates for nominees as director, the Nominating Committee considers the candidate’s knowledge of the banking business and involvement in community, business and civic affairs, and also considers whether the candidate would provide for adequate representation of Eagle’s market area.  Any nominee for director made by the Nominating Committee must be highly qualified with regard to some or all these attributes.  In searching for qualified director candidates to fill vacancies on the Board, the Nominating Committee solicits its current Board of Directors for names of potentially qualified candidates.  Additionally, the Nominating Committee may request that members of the Board pursue their own business contacts for the names of potentially qualified candidates.  The Nominating Committee would then consider the potential pool of director candidates, select the candidate the Nominating Committee believes best meets the then-current needs of the Board, and conduct a thorough investigation of the proposed candidate’s background to ensure there is no past history, potential conflict of interest or regulatory issue that would cause the candidate not to be qualified to serve as a director of Eagle.  As a policy, the Nominating Committee will consider director candidates recommended by Eagle’s stockholders.  If a stockholder properly submits a proposed nominee, the Nominating Committee would consider the proposed nominee, along with other proposed nominees recommended by members of Eagle’s Board of Directors, in the same manner in which the Nominating Committee would evaluate its nominees for director.  Additionally, the Nominating Committee annually reviews the Board’s size, structure, composition and functioning, to ensure an appropriate blend and balance of diverse skills and experience. Diversity may encompass a candidate’s gender, race, national origin, educational and professional experiences, expertise and specialized or unique technical backgrounds and/or other tangible or intangible aspects of the candidate’s qualifications in relation to the qualifications of the then current board members and other potential candidates. The Nominating Committee does not have a formal policy specifying how diversity should be applied in identifying or evaluating director candidates, and diversity is but one of many factors the Nominating Committee may consider. For a description of the proper procedure for stockholder nominations, see “Stockholder Proposals and Nominations” in this Proxy Statement.

Board Policies Regarding Communications with the Board of Directors and Attendance at Annual Meetings

The Board of Directors maintains a process for stockholders to communicate with the Board.  Stockholders wishing to communicate with the Board of Directors should send any communications to Charles Berger, Secretary, Eagle Bancorp Montana, Inc., P.O. Box 4999, Helena, Montana 59604.  Any communication must state the number of shares beneficially owned by the stockholder making the communication.  The Secretary will forward such communication to the full Board of Directors or to any individual director or directors to whom the communication is directed unless the communication is unduly hostile, threatening, illegal or similarly inappropriate, in which case the Secretary has authority to discard the communication or take appropriate legal action.  Eagle does not have a policy regarding Board member attendance at annual meetings of stockholders but expects all Board members to attend such meetings.  Last year, all seven members of the Board attended the annual meeting.

Structure of the Board of Directors

The Board of Directors oversees, directs and counsels executive management in conducting the business in the long-term interests of the Company and the stockholders. The Board’s responsibilities include:

•	Reviewing and approving the Company’s financial and strategic objectives, operating plans and significant actions, including acquisitions;

•	Overseeing the conduct of the business and compliance with applicable laws and ethical standards;

•	Overseeing the processes which maintain the integrity of our financial statements and public disclosures;

•	Selecting, evaluating and determining the compensation of senior management, including the Chief Executive Officer; and

•	Developing succession plans for the position of Chief Executive Officer, in addition to oversight of similar planning for senior management.

The leadership structure of the Board of Directors is provided through a Chairman and a Vice Chairman.  Eagle’s current practice is to not combine the Chief Executive Officer and Chairman roles.  The Chairman, currently Larry Dreyer, a former Chief Executive Officer of Eagle’s predecessor, presides over meetings of the Board, prepares meeting agendas in consultation with senior management and the Vice Chairman, evaluates Director candidates, manages the Board’s process for self-assessment and evaluation of the Chief Executive Officer, and presides over all meetings of the stockholders. Our Vice Chairman, James A. Maierle, presides over Board meetings at which the Chairman is not present and presides over executive sessions of the independent directors, and briefs, as appropriate, the full board about the results of such executive sessions.

 The Board’s Role in Risk Oversight

The Board executes its oversight responsibility for risk management directly and through its Committees, as follows:

The Audit Committee has primary responsibility for discussing polices with management and our independent auditor, as appropriate, with respect to risk oversight including Eagle’s major business and financial risk exposures, and providing the Board with advice and recommendations regarding the ongoing development of risk oversight and management policies that set out the roles and respective accountabilities of the Board, the Committee, management and the internal audit function.  The policies cover the areas of risk oversight, compliance and control, and assessment of effectiveness.  The Audit Committee’s meeting agenda includes discussions of individual risk areas throughout the year.  For additional information, see “Proposal I – Election of Directors – Board Meetings and Committees.”

The Board’s other committees, which are the Nominating Committee and the Compensation Committee, oversee risks associated with their respective areas of responsibility.  For example, the Nominating Committee considers risks associated with corporate succession plans, and the Compensation Committee reviews risks associated with our compensation policies and practices relating to our executive officers.

The Board also considers risks relating to our strategic plan, in part by receiving regular reports from the heads of our principal business and corporate functions that include discussions of the risks and exposures involved in their respective areas of responsibility.  These reports are provided in connection with regular Board meetings and are discussed, as necessary, at Board meetings.

Code of Ethics

In 1992 the Board of Directors of the Bank first adopted a Code of Ethics and Conflict of Interest Policy.  It is reviewed and approved annually and modified as necessary.  The most recent approval was on June 16, 2011.  The Code of Ethics and Conflict of Interest Policy is applicable to each of Eagle’s directors, officers and employees, including the principal executive officer, principal financial officer and principal accounting officer, and requires individuals to maintain the highest standards of professional conduct.  A copy of the Code of Ethics and Conflict of Interest Policy is available on Eagle’s website at www.americanfederalsavingsbank.com.  Persons may also receive a copy of the Code of Ethics and Conflict of Interest Policy free of charge by requesting it in writing from Peter J. Johnson at Eagle Bancorp Montana, Inc., P.O. Box 4999, Helena, Montana 59604, or by calling him at (406) 442-3080.

Directors’ Compensation

During fiscal 2011, each director, except for the Chairman of the Board and the President/CEO, was paid an annual fee of $12,000.  The Chairman of the Board receives an annual fee of $21,000.  Also, each non-employee director, other than the Chairman of the Board, was paid $200 for each committee meeting attended.  The total fees paid to the directors of Eagle for the year ended June 30, 2011, were $95,800.  Eagle has no other director compensation plans or director deferred compensation plans other than the Stock Incentive Plan approved at the annual meeting in 2000, and no director received an award from the Stock Incentive Plan in fiscal year 2011.  Each director of Eagle also serves as a director of American Federal.  Directors do not receive additional compensation for their service on the board of American Federal.  The compensation of Mr. Johnson, President and CEO, is reported under “Executive Compensation” below and accordingly is not included in the following table below.

2011 Fiscal Year Director Compensation Table

Name	Fees Earned or Paid in Cash ($)	Total ($)
Larry A. Dreyer	21,000	21,000
James A. Maierle	13,000	13,000
Thomas J. McCarvel	13,000	13,000
Lynn E. Dickey	14,800	14,800
Maureen J. Rude	10,600	10,600
Rick F. Hays	14,600	14,600
Don O. Campbell*	5,600	5,600

* Mr. Campbell served through the date of the 2010 Annual Meeting.

EXECUTIVE OFFICERS

The following is a list of the names and ages of our executive officers not otherwise listed among the directors of the Company, all positions and offices held by each person and each person’s principal occupations or employment during the past five years. There are no family relationships between any executive officers and directors.

Name	Age	Position
Clinton J. Morrison	41	Senior Vice President & Chief Financial Officer
Michael C. Mundt	57	Senior Vice President & Chief Lending Officer
Robert M. Evans	63	Senior Vice President & Chief Information Officer
Rachel R. Amdahl	42	Senior Vice President/Operations

Clinton J. Morrison has served as the Chief Financial Officer of the Bank and Eagle since July 2007. Prior to being named the Chief Financial Officer, he had served as the Company’s treasurer and compliance officer. He joined the Bank in 2001. Mr. Morrison maintains a certified public accountants license in the State of Montana. He currently is a member of the Montana Society of CPAs and the American Institute of CPAs. Mr. Morrison currently is a member of the Helena Downtown Kiwanis Club and previously served terms as President and Treasurer of that organization.

Michael C. Mundt has served as the Chief Lending Officer of the Bank since April 1994. Prior to being named the Chief Lending Officer, he served as Vice President of Consumer and Commercial Lending. He joined the bank in 1988. He currently serves on the Montana Bankers Association’s board of directors, and also currently serves as the immediate Past-President of the Montana Business Assistance Connection, a local economic development non-profit organization.

Robert M. Evans has served as the Chief Information Officer of the Bank since January 2008. Prior to being named Chief Information Officer, he served as the Bank’s Vice President of Information Services. Mr. Evans also serves as the Bank’s Security Officer. He joined the Bank in 1986.

Rachel R. Amdahl has served as Senior Vice President/Operations of the Bank since February 2006. Prior to being named the Senior Vice President/Operations, she served as Vice President/Operations since 2000. She joined the Bank in 1987. She currently serves on the Lewis and Clark County United Way board of directors. She also is a member of the Women’s Leadership Network.

Executive Compensation

Summary Compensation Table.  The following table provides information concerning compensation paid to or earned by our Chief Executive Officer and the two other most highly compensated executive officers of Eagle for the fiscal year ended June 30, 2011 (the “named executive officers”).

2011 Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	All Other Compensation ($)	Total ($)
Peter J. Johnson President & CEO	2011 2010	180,000 155,000	22,275 25,875	30,738(1) 39,436	233,013 220,311

Clinton J. Morrison Senior Vice President/CFO	2011 2010	106,000 96,000	10,931 13,800	29,273(2) 26,402	146,204 136,202

Michael C. Mundt Senior Vice President/ Chief Lending Officer	2011 2010	118,000 113,500	12,169 16,316	30,877(3) 29,247	161,046 159,063

(1)
For fiscal 2011, Other Compensation for Mr. Johnson consisted of employer contribution to profit sharing plan of $10,676, $3,671 for employer 401(k) payments, $4,938 for employer deferred compensation payments, $6,193 for ESOP stock, and $5,931 for various medical and life insurance payments, and $3,000 as compensation for his services as a director.  Effective October 1, 2010, Mr. Johnson no longer receives director fees.

(2)
For fiscal 2011, Other Compensation for Mr. Morrison consisted of employer contribution to profit sharing of $4,722, $2,249 for employer 401(k) payments, $12,006 for employer deferred compensation payments, $6,193 for ESOP stock, and $4,103 for various medical and life insurance payments.

(3)
For fiscal 2011, Other Compensation for Mr. Mundt consisted of employer contribution to profit sharing of $6,168, $2,610 for employer 401(k) payments, $9,975 for employer deferred compensation payments, $6,193 for ESOP stock, and $5,931 for various medical and life insurance payments.

____________________

Employment Agreements.  The Bank entered into an Employment Agreement, effective October 1, 2010, with Peter J. Johnson, its President and Chief Executive Officer. The Employment Agreement will continue in effect until September 30, 2012, unless extended by the board of directors of the Bank for an additional two-year term.  The amended Employment Agreement provides for an annual base salary of $180,000 per year, which may be increased from time to time (but not reduced). Under the Employment Agreement, Mr. Johnson generally will be entitled to participate in all employee benefit plans including, but not limited to, retirement plans, profit-sharing plans, health-and-accident plans, medical coverage or any other employee benefit plan or arrangement made available by the Bank in the future to its senior executives and key management employees.

The Employment Agreement provides that if Mr. Johnson’s employment is terminated by the Bank for any reason other than for cause, or Mr. Johnson terminates his employment due to either (i) a diminishing of his duties and responsibilities, (ii) a relocation of his place of employment by more than 50 miles, (iii) the liquidation or dissolution of the Bank, or (iv) any breach of the Agreement by the Bank, he will be entitled to receive certain payments from the Bank. These payments will be a sum equal to the payments due to Mr. Johnson for the remaining term of the Employment Agreement, including base salary, bonuses, and any other cash or deferred compensation paid or to be paid (including the value of employer contributions that would have been made on his behalf over the remaining term of the agreement to any tax-qualified retirement plan), subject to certain restrictions.

The Employment Agreement contains provisions requiring non-disclosure of confidential information regarding the business and activities of the Bank and contains provisions restricting Mr. Johnson’s ability to compete with the Bank for a one-year term after termination of his employment due to any Event of Termination.

Non-Contributory Profit Sharing Plan.  Neither Eagle nor the Bank has a pension plan for employees.  Instead, the Bank has established a non-contributory profit sharing plan for eligible employees who have completed one year of service with American Federal.  The non-contributory plan enables American Federal to contribute up to 15% of qualified salaries each year.  Last year 4% was contributed.  The percentage amount of the contribution is determined by the board of directors each year and is based primarily on profitability for the past year.  For the year ended June 30, 2011, the Board authorized profit sharing contributions to Mr. Johnson of $10,676, to Mr. Mundt of $6,168 and to Mr. Morrison of $4,722, and total contribution expense was $161,892 for the year ended June 30, 2011.

The Non-Contributory Profit Sharing Plan also allows employees to make contributions to a tax-qualified defined contribution savings plan or an employee owned 401(k) plan.  Employees can contribute a portion of their salaries, (up to a maximum of $16,500 for calendar 2011), to a 401(k) plan.  Eagle’s Board has the authority to match up to a maximum of 50% of an employee’s contribution provided that the matching amount does not exceed 2.0% of such employee compensation.  For the year ended June 30, 2011, the Bank contributed $3,671, $2,610 and $2,249 to Messrs. Johnson’s, Mundt’s and Morrison’s 401(k) programs, respectively, and $53,353 in total expense to the 401(k) program for the year ended June 30, 2011.

Salary Continuation Agreement.  Another benefit offered by the Bank is a program to increase overall retirement benefits for employees to levels which more closely approximate those in comparable businesses.  The Bank consulted with independent compensation consultants and developed a plan to supplement retirement benefits.  The plan American Federal adopted covers seven of its senior officers, including Messrs. Johnson, Morrison and Mundt, two senior vice presidents and two vice presidents.  Mr. Morrison was added to the plan in the 2008 fiscal year.  This non-qualified retirement plan is designated the American Federal Savings Bank Salary Continuation Agreement (the “Salary Continuation Agreement”).  Under the Salary Continuation Agreement, each officer receives a fixed retirement benefit based on his or her years of service with American Federal.  The Bank maintains insurance policies whose proceeds will reimburse the Bank for the payment of benefits under this plan.  It also provides for partial payments in the event of early retirement, death or disability.  In Mr. Johnson’s case, if he retires at age 65, the Salary Continuation Agreement provides for a lump sum payment of $151,800, or an annual payment for life of $16,500.  In Mr. Mundt’s case, if he retires at age 65, the Salary Continuation Agreement provides for a lump sum payment of $230,000, or an annual payment for life of $25,000.  In Mr. Morrison’s case, if he retires at age 65, the Salary Continuation Agreement provides for a lump sum payment of $706,000, or an annual payment for life of $65,500.  American Federal has purchased life insurance contracts for each covered executive to fund the payments.  American Federal Savings Bank recognizes expenses to maintain the plan.  For the year ended June 30, 2011, the total expenses were $103,785. On April 21, 2011, the Board agreed to increase the levels of the Salary Continuation Agreements for Messrs. Johnson, Mundt and Morrison.  The amount of the increase has not yet been determined and the Company anticipates that the increase will take effect on or about October 1, 2011.

Split-Dollar Benefit Plan.  The Bank has entered into agreements with three insurance companies for the purpose of establishing a split-dollar benefit plan.   The Bank purchased life insurance policies on thirteen officers of the Bank, including the Bank’s five executive officers.  The plan provides for the officers to receive life insurance benefits ranging from $50,000 to $75,000, provided they meet the eligibility requirements of the plan.  The remainder of the life insurance benefits accrues to the Bank.

Bonus Plan.  The Bank also maintains a discretionary cash bonus program (“Bonus Program”) for all eligible employees.  The Bonus Program is based on the after-tax net profitability of American Federal and is linked specifically to the Bank’s return on assets.  In the case of non-officer employees, bonus amounts are based on salary levels.  Under the Bonus Program, the Bank’s return on assets for the period from January through October is used to determine the bonus levels of Bank officers.  Officers’ bonuses are directly linked to the return on assets.  For example, if American Federal produces a return on assets of 0.90%, then each officer would receive a bonus of 9% of annual base salary.  Executive officers’ bonuses are generally based on a formula of 1.25 times the Bank’s return on assets (using the above example of a return on assets of 0.90%, executive officer bonuses would be 11.25% of annual salary, or 1.25 times 9).  The President and Chief Executive Officer’s bonus is generally based on a formula of 1.5 times the Bank’s return on assets. For the year ended June 30, 2011, American Federal paid total bonuses of $226,518. For that period, Mr. Johnson’s bonus was $22,275, Mr. Mundt’s bonus was $12,169 and Mr. Morrison’s bonus was $10,931.

Employee Stock Ownership Plan.  In connection with its reorganization to the mutual holding company form of organization, the Bank established the ESOP for employees age 21 or older who have at least one year of credited service with the Bank.   Additional shares were purchased in the second step stock offering completed April 5, 2010.

As of June 30, 2011, the ESOP held 180,526 shares of common stock that have not been allocated to Plan participants.  These shares represent shares purchased by the ESOP in the second step stock offering.  Shares of common stock purchased by the ESOP were funded by funds borrowed from Eagle.  Shares purchased in the second step offering by the ESOP will be allocated to participants’ accounts over twelve years.  As of June 30, 2011, the Plan maintains 172,692 shares that have been allocated to Plan participants.  A total of 353,218 shares are held in the Plan.

The ESOP is administered by the ESOP Committee of the Bank.  The ESOP trustee must vote all allocated shares held by the ESOP in accordance with the instructions of participating employees.  Unallocated shares will be voted by the ESOP trustee.

GAAP requires that any third party borrowing by the ESOP be reflected as a liability on Eagle’s statement of financial condition.  Since the ESOP borrowed from Eagle, such obligation is eliminated in consolidation.  However, the cost of unallocated shares is treated as a reduction of stockholders’ equity.

Contributions to the ESOP and shares released from the suspense account are allocated among ESOP participants on the basis of participants’ compensation as it relates to total participant compensation.  Employees are fully vested upon completion of six years of service.  Benefits may be payable upon retirement, early retirement, disability, death or separation from service.

The ESOP is subject to the requirements of ERISA and regulations of the IRS and the United States Department of Labor.

Outstanding Equity Awards at Fiscal Year-End

There were no outstanding equity awards held by the named executive officers at the end of fiscal 2011, which ended on June 30, 2011.

Equity Compensation Plan Information

As of June 30, 2011, the Company did not have any equity compensation plans.  However, the Board is submitting a new stock incentive plan for stockholder approval.  See Proposal II for approval of 2011 Stock Incentive Plan for Directors, Officers and Employees.  Following the approval of Proposal II by the stockholders, all individuals who are directors of the Company but not employees of the Company or the Bank will be awarded 4,929 shares of restricted stock, as long as those awards do not exceed 30% of the shares in the Plan for those directors.  In addition, certain senior officers are expected to receive stock awards under the 2011 Plan.

Change of Control Agreements

American Federal entered into change of control agreements with Clinton J. Morrison, Michael C. Mundt, Robert M. Evans and Rachel R. Amdahl effective as of January 1, 2010.  The change of control agreements do not provide benefits for termination for cause.  The change of control agreements do, however, provide payments to each officer following both a change of control of the Bank and either (a) an involuntary termination of the officer by the Bank or its successor, or (b) a voluntary termination of the officer’s employment without the officer’s consent, due to (i) a material change of his or her functions, duties or responsibilities, (ii) a reduction in the officer’s annual compensation, or (iii) a relocation of his or her place of employment by more than 50 miles without the officer’s consent.  If one of these events occurs within four (4) months following a change of control of the Bank, the officer, or his or her beneficiary in the event of his or her death, would be paid a sum equal to his or her base pay plus bonus for the most recently completed fiscal year.  The officer would also receive under the agreement benefit payments (less co-payment amounts) for life, medical, dental and disability coverage substantially identical to coverage maintained by the Bank for the 12-month period following termination or until other coverage is obtained.

The change of control agreements have an initial two-year term and thereafter are required to be reviewed each year on the anniversary date of the agreement and may be extended at that time for an additional year.  For purposes of both the employment agreement of Mr. Johnson and the change of control agreements of the officers, a change of control of the Bank means (i) a merger or consolidation where the Bank is not the consolidated or surviving bank, (ii) a transfer of all or substantially all of the assets of the Bank, (iii) voluntary or involuntary dissolution of the Bank; and (iv) a change of control as defined in the Change in Bank Control Act of 1978.  A change of control would not take place for an internal reorganization such as a holding company formation. Assuming these agreements were in effect and Messrs. Morrison, Mundt and Evans and Ms. Amdahl had been terminated in connection with a change of control as of June 30, 2011, the officers would receive aggregate severance payments of approximately $473,842 based upon their current level of salary and bonus, plus 12 months of benefits coverage.

TRANSACTIONS WITH CERTAIN RELATED PERSONS

The Bank has followed the policy of offering residential mortgage loans for the financing of personal residences and consumer loans to its officers, directors and employees.  Loans are made in the ordinary course of business.  Except for consumer loans to officers and employees, but not directors, with an interest rate one percent below the Bank prevailing rate, these loans are also made on substantially the same terms and conditions, including interest rate and collateral, as those of comparable transactions prevailing at the time with persons not related to the Bank.  These loans do not include more than the normal risk of collectability or present other unfavorable features.  As of June 30, 2011, the aggregate principal balance of loans outstanding to all directors, executive officers and immediate family members of such individuals, and companies in which they are principals was approximately $1,813,000.  No executive officer has had a consumer loan outstanding in excess of $120,000 since July 1, 2008 and none are currently contemplated.

The Bank has contracted for certain support services and other items with a subsidiary of a company that is partially owned by James Maierle, one of Eagle’s directors. For the years ended June 30, 2011 and 2010, the Bank paid the entity $74,833 and $103,000, respectively, for support services and $45,288 and $15,700, respectively, for computer hardware and software. Management believes that these services are provided on terms that are no less favorable than could be obtained from a non-related party in an arms-length transaction.

In 2007, the Bank also made a construction loan, in the normal course of lending and on substantially similar terms as comparable transactions prevailing at the time, to this same affiliated entity for the construction of an office building. In fiscal 2008 the construction was completed and the loan was refinanced into a $7.5 million permanent loan, at an interest rate of 6.625%. On July 9, 2008, 80%, or $6.0 million, was sold without recourse to the Montana Board of Investments. As of June 30, 2011, this loan’s principal balance was $6,889,873 ($1,377,974 net of participation sold). For the years ended June 30, 2011 and 2010, the entity paid $42,437 and $39,722 in principal, respectively, and $92,846 and $95,561 in interest, respectively, on the portion owned by the Bank. The Bank maintains the servicing for this loan.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act requires Eagle’s directors and executive officers, and persons who own more than ten percent of a registered class of Eagle’s equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of Eagle. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish Eagle with copies of all Section 16(a) forms they file.

To the knowledge of the Board and based upon a review of Forms 3 and 4 and amendments thereto furnished to Eagle pursuant to Rule 16a-3(e) during the fiscal year ended June 30, 2011, no person who is a director, officer or beneficial owner of 10% of the common stock failed to file on a timely basis, the reports required by Section 16(a) of the Securities Exchange Act.

PROPOSAL II – APPROVAL OF THE EAGLE BANCORP MONTANA, INC.
2011 STOCK INCENTIVE PLAN FOR DIRECTORS, OFFICERS AND EMPLOYEES

Our Board of Directors has adopted, subject to stockholder approval, the Eagle Bancorp Montana, Inc. 2011 Stock Incentive Plan for Directors, Officers and Employees (the “Plan”), to provide officers, employees and directors of Eagle and the Bank with additional incentives to promote the future success and growth of the Company.  Upon approval of the Plan by our stockholders, the Plan will provide us with the flexibility we need to continue to attract and retain highly qualified officers and directors by offering a competitive compensation program that is linked to the performance of our common stock.

The following is a summary of the material features of the Plan, which is qualified in its entirety by reference to the provisions of the Plan, attached hereto as Appendix A.

General

Subject to permitted adjustments for certain corporate transactions, the Plan authorizes the issuance to participants of up to 344,998 shares of our common stock pursuant to grants of restricted stock awards, incentive stock options and non-qualified stock options; provided, however, that the maximum number of shares of stock that may be delivered pursuant to the exercise of incentive stock options is 246,427. Further, the Plan contains a similar limitation on, the maximum number of shares of stock that may be provided in the form of restricted stock awards.  This limitation is 98,571shares and of this amount, no more than 25% or 24,642 shares may be awarded to any individual.  Pursuant to the Plan’s vesting schedule of vesting over a five year period in five equal installments of 20% per year, the maximum number of restricted stock shares which may be received vested each year by a recipient under the Plan and the 20% vesting schedule is 4,929 shares (unless vesting is accelerated due to a change of control of the Company or the Bank).

The Plan will be administered by the members of our Compensation Committee (the “Committee”) which must always consist of two or more “Disinterested Board Members,” as defined in the Plan.  The Committee has the authority and discretion to determine how each award will be granted; to select the persons who will receive awards;  to select the type of award to be granted and to determine when to accelerate an award; to establish the terms and conditions relating to each award; to adopt or rescind rules and regulations relating to the Plan; to interpret the Plan; and to make all other determinations necessary to administer the Plan.  The Plan also permits the Board to appoint one or more separate committees of the Board of Directors, each composed of one or more directors of the Company who need not be disinterested, who may grant awards and administer the Plan with respect to employees and directors who are not considered officers or directors of the Company under Section 16 of the Exchange Act or for whom awards are not intended to satisfy the provisions of Section 162(m) of the Internal Revenue Code.

The Plan may be funded with authorized but unissued shares or with shares repurchased in open market transactions.  Depending on market and financial conditions at the time of the establishment and implementation of the Plan, we expect to fund awards under the Plan with treasury shares.  It is anticipated that 5 executive officers, two additional officers and six directors will receive initial awards under the Plan.

Eligibility

Employees and directors of Eagle or the Bank are eligible to receive awards under the Plan, except that non-employees may not be granted incentive stock options.

Types of Awards

The Committee may determine the type and terms and conditions of awards under the Plan, which shall be set forth in an award agreement delivered to each participant.  Each award shall be subject to conditions established by the Committee that are set forth in the recipient’s award agreement, and shall be subject to vesting conditions and restrictions as determined by the Committee.  Awards may be granted in a combination of incentive and non-qualified stock options or restricted stock.

Stock Options. A stock option is the right to purchase shares of common stock at a specified price for a specified period of time.  Unless otherwise determined by the Committee, the exercise price may generally not be less than the fair market value of the closing price of a share of our common stock on that date or, if no closing price is reported for that date, the last business day immediately before the date the stock option is granted according to the terms of the Plan.  Further, the Committee may not grant a stock option with a term that is longer than 10 years.

Stock options are either “incentive” stock options or “non-qualified” stock options.  Incentive stock options have certain tax advantages that are not available to non-qualified stock options, and must comply with the requirements of Section 422 of the Internal Revenue Code.  Only officers and employees are eligible to receive incentive stock options.  Outside directors may only receive non-qualified stock options under the Plan.  The maximum aggregate fair market value of stock (based on the price at time of grant) that will qualify as incentive options cannot exceed $100,000 for the year in which the options vest and first become exercisable.  Options for any excess over that limit will be deemed a non-qualified stock option.  Shares of common stock purchased upon the exercise of a stock option must be paid for at the time of exercise in cash or by such other means as the Committee may from time to time permit, including: (i) by personal, certified or cashiers check, (ii) by tendering, either actually or constructively, stock of Eagle owned by the participant in satisfaction of the exercise price, (iii) by a “net exercise” where the Company will reduce the number of shares issued by the largest number of whole shares that have a fair market value that does not exceed the exercise price, (iv) by a “cashless exercise” through a third party, or (v) by any form of payment acceptable to the Committee.  The total number of shares that may be acquired upon the exercise of a stock option will be rounded down to the nearest whole share.

Restricted Stock. A restricted stock award is a grant of common stock to a participant for consideration (or no consideration) as may be required by the Committee or applicable law.  Restricted stock awards may be granted only in whole shares of common stock and are subject to vesting conditions and other restrictions established by the Committee as set forth in the Plan or the award agreement.  Prior to their vesting, unless otherwise determined by the Committee, the recipient of a restricted stock award may exercise any voting rights with respect to common stock subject to an award and receive any dividends and distributions with respect to the common stock.  However, the Committee may permit or require in the award agreement, that the payment of cash dividends be deferred and reinvested in additional shares of Restricted Stock to the extent available and otherwise subject to the terms of the Plan.

Awards to Non-Employee Directors.   All individuals who on the effective date of the Plan are directors but not employees shall be awarded 4,929 shares of restricted stock [which awards shall not exceed in the aggregate,30% of the shares in the Plan for all such directors].  This restricted stock granted shall vest 20% upon the first anniversary of the date of award, 40% upon the second anniversary of the award, 60% upon the third anniversary of the award, 80% upon the fourth anniversary of the award, and 100% upon the fifth anniversary of the award; provided, however, that any such awards not previously vested shall vest 100% (x) upon a Change of Control, or (y) in the event a director is nominated by the Board of Directors for election or reelection as director but is not so elected or reelected by the shareholders.

Limitation on Awards Under the Plan

The maximum number of shares of stock that may be delivered pursuant to the exercise of stock options is [246,427 (all of which may be granted as incentive stock options unless the value of incentive stock options exercised in any one year exceeds $100,000), and the maximum number of shares of stock that may be issued as restricted stock awards is 98,571.]  The Compensation Committee does not currently intend to award stock options under the Plan.  It does intend to award shares of restricted stock.

To the extent any shares of stock covered by an award (including restricted stock awards) under the Plan are not delivered to a participant or beneficiary because the award is forfeited or canceled or because a stock option is not exercised, then such shares shall not be deemed to have been delivered for purposes of determining the maximum number of shares of stock available for delivery under the Plan.  To the extent (i) a stock option is exercised by using an actual or constructive exchange of shares to pay the exercise price, or (ii) shares of stock covered by an award are withheld to satisfy withholding taxes upon exercise or vesting of the award, the number of shares of stock available shall be reduced by the gross number of stock options exercised rather than the net number of shares of stock issued.

In the event of a corporate transaction involving our stock (including any merger, consolidation, sale of all or substantially all Company property, reorganization, combination, recapitalization, reclassification, stock dividend, stock split, reverse stock split, or other similar distribution) the Committee will, in an equitable manner, adjust any or all of the number and kind of securities deemed to be available for grants of stock options and restricted stock, the number and kind of securities that may be delivered or deliverable in respect of outstanding stock options and restricted stock and the exercise price of awards.

Performance Features

General.  A federal income tax deduction is generally unavailable for annual compensation in excess of $1.0 million that we pay to our chief executive officer or three other most highly compensated officers (other than our chief financial officer).  However, amounts that constitute “performance-based compensation” (as that term is used in section 162(m) of the Internal Revenue Code) are not counted toward the $1.0 million limit.  The Plan is designed so that stock options can be considered performance-based compensation.  The Committee may designate whether any restricted stock awards granted to any participant are intended to be performance-based compensation. Any restricted stock awards designated as performance-based compensation will be conditioned on the achievement of one or more performance measures, to the extent required by section 162(m) of the Internal Revenue Code.

Performance Measures. The performance measures that may be used for restricted stock awards designated as performance-based compensation will be based on any one or more of the following performance measures, as selected by the Committee: pre- or after-tax net earnings, sales growth, operating earnings, operating cash flow, return on net assets, return on stockholders’ equity, return on assets, return on capital, stock price growth, stockholder returns, gross or net profit margin, earnings per share, price per share of stock, and market share, any of which may be measured either in absolute terms or as compared to any incremental increase or as compared to results of a peer group.  The Committee will objectively define the manner of calculating the performance criteria it selects to use for awards intended to qualify as performance-based compensation under Section 162(m) of the Code, in the manner and within the time prescribed by Section 162(m) of the Code.

Change of Control

Unless otherwise stated in an award agreement, upon the occurrence of a change of control of Eagle, all outstanding options then held by a participant, not otherwise assumed or replaced by comparable awards, will become fully exercisable and all restricted stock awards shall be fully earned and vested. As to any one or more outstanding awards which are so assumed or replaced, the Committee may also, upon such terms as it may deem appropriate, provide for such acceleration of exercisability and vesting even for awards that are so assumed or replaced in the event that the employment of the participants should subsequently terminate following such change of control.  For the purposes of the Plan, a change of control occurs when (a) a person, or persons acting in concert, acquires ownership of stock of the Company that constitutes more than 50% of the total fair market value or total voting power of the stock of the Company; (b) a majority of the members of Eagle’s board of directors is replaced during any 18-month period by directors whose appointment is not endorsed by a majority of the members of the Company’s board of directors prior to the date of election; or (3) a person, or persons acting in concert, acquires assets from the Company that have a total gross fair market value equal to or more than 40% of the total gross fair market value of all assets of the Company immediately prior to the change of control.

Forfeiture

Unless the Committee provides otherwise, unvested awards are forfeited upon the participant’s termination of employment or directorship.  Vested but unexercised stock options expire and are forfeited 60 days after the participant’s termination of employment or directorship (12 months if the termination is due to disability or death).  In no event will unexercised options be exercisable more than ten years after the date of grant.

Awards will be terminated and forfeited for any participant who, during the course of employment with Eagle or an affiliate, engages in any activity in competition with the business of Eagle or the affiliate, or activity which is contrary or harmful to the interests of Eagle or the affiliate such as (1) conduct for which criminal or civil penalties may be sought; (2) violation of the policies of Eagle or the affiliate including personnel or insider trading policies; (3) taking employment in competition with Eagle or the affiliate; (4) disclosing or misusing any confidential or material information concerning Eagle or the affiliate; and (5) participating in a hostile takeover attempt, tender offer or proxy contest involving Eagle or the affiliate.

An award agreement may provide that if the exercise of the vested award following the termination of the participant’s service would be prohibited because the issuance of shares of stock would violate the registration requirements under the Securities Act, then the award will terminate and be forfeited on the earlier of (i) the expiration of the term of the award set forth in the award agreement or (ii) the expiration of a period of three consecutive months after the termination of the participant’s service during which the exercise of the award would not be in violation of such registration requirements.

If we are required to prepare an accounting restatement due to our material noncompliance, as a result of misconduct, with any financial reporting requirement under the securities laws, any participant who is subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002 is required to reimburse us the amount of any payment in settlement of an award earned or accrued during the twelve-month period following the first public issuance or filing with the United States Securities and Exchange Commission (whichever first occurred) of the financial document embodying such financial reporting requirement. In addition, in the event of an accounting restatement, the Committee, in its sole and exclusive discretion, may require that any participant reimburse us for all or any part of the amount of any payment in settlement of any award granted under the Plan.

Amendment and Termination

The Board of Directors may, at any time, amend or terminate the Plan or any award granted under the Plan, provided that, any amendment to an existing Award is consistent with the terms of the Plan and that such amendment does not impair the rights of the participant without the participant’s consent unless the amendment is required to comply with law.  Amendments shall be subject to shareholder approval to the extent necessary to satisfy applicable law or the rules and regulations of any market on which or through which Eagle’s stock is traded.

Duration of Plan

The Plan will become effective, assuming stockholder approval is obtained, on November 1, 2011.  Unless terminated by the Board at an earlier date, the Plan will remain in effect until immediately before the 10-year anniversary of the effective date of the Plan.

Federal Income Tax Considerations

The following is a summary of the federal income tax consequences that may arise in conjunction with participation in the Plan.

Non-Qualified Stock Options. The grant of a non-qualified option will not result in taxable income to the participant. Except as described below, the participant will realize ordinary income at the time of exercise in an amount equal to the excess of the fair market value of the shares acquired over the exercise price for those shares, and we will be entitled to a corresponding deduction for tax purposes. Gains or losses realized by the participant upon disposition of such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of exercise.

Incentive Stock Options. The grant of an incentive stock option will not result in taxable income to the participant. The exercise of an incentive stock option will not result in taxable income to the participant provided the participant was, without a break in service, an employee of Eagle or the Bank during the period beginning on the date of the grant of the option and ending on the date three months prior to the date of exercise (one year prior to the date of exercise if the participant is disabled, as that term is defined in the Internal Revenue Code).

The excess of the fair market value of the shares at the time of the exercise of an incentive stock option over the exercise price is an adjustment that is included in the calculation of the participant’s alternative minimum taxable income for the tax year in which the incentive stock option is exercised. For purposes of determining the participant’s alternative minimum tax liability for the year of disposition of the shares acquired pursuant to the incentive stock option exercise, the participant will have a basis in those shares equal to the fair market value of the shares at the time of exercise.

If the participant does not sell or otherwise dispose of the shares within two years from the date of the grant of the incentive stock option or within one year after the exercise of such stock option, then, upon disposition of such shares, any amount realized in excess of the exercise price will be taxed as a capital gain. A capital loss will be recognized to the extent that the amount realized is less than the exercise price.

If the foregoing holding period requirements are not met, the participant will generally realize ordinary income at the time of the disposition of the shares, in an amount equal to the lesser of (i) the excess of the fair market value of the shares on the date of exercise over the exercise price, or (ii) the excess, if any, of the amount realized upon disposition of the shares over the exercise price, and we will be entitled to a corresponding deduction. If the amount realized exceeds the value of the shares on the date of exercise, any additional amount will be a capital gain. If the amount realized is less than the exercise price, the participant will recognize no income, and a capital loss will be recognized equal to the excess of the exercise price over the amount realized upon the disposition of the shares.

Restricted Stock. A participant who has been granted a restricted stock award will not realize taxable income at the time of grant if it is subject to vesting restrictions that constitute a “substantial risk of forfeiture” for federal income tax purposes. Voting requirements are deemed such a restriction.  Upon the vesting of shares subject to an award, the holder will realize ordinary income in an amount equal to the then fair market value of those shares and we will be entitled to a corresponding deduction for tax purposes.  Gains or losses realized by the participant upon subsequent disposition of such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of delivery or vesting. Dividends paid to the holder during the restriction period, if so provided, will also be compensation income to the participant and we will be entitled to a corresponding deduction for tax purposes.  A participant who makes an election under Section 83(b) of the Internal Revenue Code will include the full fair market value of the restricted stock award in taxable income in the year of grant at the grant date fair market value.

Withholding of Taxes. We may withhold amounts from participants to satisfy federal, state, local or other withholding tax requirements.  Except as otherwise provided by the Committee, participants may have shares withheld from awards to satisfy the minimum tax withholding requirements.

Change of Control. Any acceleration of the vesting or payment of awards under the Plan in the event of a change of control or termination of service following a change of control may cause part or all of the consideration involved to be treated as an “excess parachute payment” under the Internal Revenue Code, which may subject the participant to a 20% excise tax and preclude our tax deduction of that amount.

Deduction Limits.  Section 162(m) of the Internal Revenue Code generally limits our ability to deduct for tax purposes compensation in excess of $1.0 million per year that we pay to our chief executive officer and our other most highly compensated executives (excluding our chief financial officer) named in the summary compensation table (“named executive officers”).  Restricted stock awards, other than performance-based restricted stock awards, and other awards that are not subject to performance goals may be subject to this deduction limit if income recognized on the awards plus other compensation that we pay to the executive that is subject to the limit exceeds $1.0 million.  “Qualified performance-based compensation” is not subject to this limit and is fully deductible by us.  “Qualified performance-based compensation” is compensation that is subject to a number of requirements such as stockholder approval of possible performance goals, and objective quantification of those goals in advance.  Stock options available for award under the Plan can be considered “qualified performance-based compensation” even if such awards vest solely due to the passage of time during the performance of services.  Performance awards may provide for accelerated vesting upon death, disability, or a change of control and still be considered exempt from the $1.0 million deduction limit.

Accordingly, if an award is not exempt from Section 162(m), income recognized on such award by a covered employee will be subject to the $1.0 million deduction limit on compensation.  The Plan is designed so that stock options and performance-based restricted stock awards that are subject to performance goals may qualify as qualified performance-based compensation that is not subject to the $1.0 million deduction limit.  We expect that the Committee will take these deduction limits into account in setting the size and the terms and conditions of awards.  However, the Committee may decide to grant awards that result in executive compensation that exceeds the deduction limit.

Tax Advice. The preceding discussion is based on federal tax laws and regulations presently in effect, which are subject to change, and the discussion does not purport to be a complete description of the federal income tax aspects of the Plan. A participant may also be subject to state and local taxes in connection with the grant of awards under the Plan. Participants should consult with their individual tax advisors to determine the applicability of the tax rules to the awards granted to them in their personal circumstances.

Accounting Treatment

Under FASB ASC Topic 718, we are required to recognize compensation expense on our income statement over the requisite service period or performance period based on the grant date fair value of stock options and other equity-based compensation (such as restricted stock).

Awards to be Granted

The Board of Directors has adopted the Plan, and the Compensation Committee intends to meet promptly after stockholder approval to determine the specific terms of the awards to executive officers and employees, which will be in addition to the awards to non-employee directors specified under the Plan. It is currently anticipated that, pending the approval of Proposal II by the stockholders, the Compensation Committee will make the following awards of restricted stock, subject to a  vesting schedule of [20% per year over a five-year period commencing on the date of grant with full vesting if a change of control occurs while the recipient is employed by Eagle or the Bank].

NEW PLAN BENEFITS
Anticipated Employee Awards
2011 Stock Incentive Plan

Name and Position		Dollar Value ($)*	Number of Shares of Restricted Stock
Peter J. Johnson	President and CEO and Director	226,836	21,686
Clinton J. Morrison	Senior Vice President & Chief Financial Officer	113,418	10,843
Michael C. Mundt	Senior Vice President & Chief Lending Officer	113,418	10,843
--	Executive Group (including Executive Officers listed above)	680,507	65,058
--	Non-Executive Director Group (6 persons)	309,344	29,574
--	Non-Executive Officer Employee Group	41,233	3,942
*Market values were determined using the per share closing price of our common stock of $10.46 on September 6, 2011.

Required Vote and Recommendation of the Board

In order to approve the Plan, the proposal must receive the affirmative vote of a majority of the outstanding shares of common stock entitled to vote and present in person or by proxy at the Annual Meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE 2011 STOCK INCENTIVE PLAN.

PROPOSAL III - RATIFICATION OF APPOINTMENT
OF INDEPENDENT AUDITORS

The firm of Davis Kinard & Co., P.C. (“Davis Kinard”), Certified Public Accountants, acted as independent auditors for Eagle for the fiscal year ended June 30, 2011.  The Board has determined to appoint Davis Kinard to act as independent auditors for the fiscal year ending June 30, 2012.  Neither Eagle’s Bylaws nor other governing documents or law require stockholder ratification of the appointment of Davis Kinard as Eagle’s independent auditors. However, Eagle is submitting the appointment of Davis Kinard to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the appointment, the Audit Committee will reconsider whether or not to retain that firm. Even if the appointment is ratified, the Audit Committee in its discretion may direct the appointment of different independent auditors at any time if they determine that such a change would be in the best interest of Eagle and its stockholders.

A representative of Davis Kinard will be present at the Annual Meeting, and will be given an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.

Audit Fees, Audit-Related Fees, Tax Fees, All Other Fees and Auditor Independence

For the year ended June 30, 2011, Eagle accrued expenses related to services provided by its independent auditors Davis, Kinard & Co., P.C., (“Davis Kinard”), of $44,700 for audit fees and $12,600 for audit-related fees (primarily quarterly reviews).  For the year ended June 30, 2010 Eagle accrued $36,800 for audit fees, $26,800 for audit-related fees (quarterly reviews and Sarbanes Oxley Section 404(b) review), and paid $74,000 for fees related to Eagle’s stock offering in connection with the Plan of Conversion and Reorganization of Eagle Financial MHC.   No tax fees were paid to Davis Kinard.  The Audit Committee has concluded that the providing of non-audit services did not adversely impact the independence of Davis Kinard.  The Audit Committee is not authorized to approve any non-audit service engagement where the provision of such service by the independent accountants is prohibited by applicable law, the regulations of the SEC or the Listing Standards.  Pre-approval is not required if (a) the aggregate amount of all such non-audit services provided to Eagle constitutes not more than five percent of the total amount of revenues paid by Eagle to its independent auditors during the fiscal year in which the non-audit services are provided; (b) such services were not recognized by Eagle at the time of the engagement to be non-audit services; and (c) the non-audit services are promptly brought to the attention of the Audit Committee and approved by them, or by one or more of the members of the Committee to whom authority to grant such approval has been delegated, prior to completion of the audit.  For the years ended June 30, 2011 and June 30, 2010, the Audit Committee of Eagle and/or its predecessor has pre-approved all fees paid to Davis Kinard.

Report of the Audit Committee

The primary role of the Audit Committee, as more fully described in its charter, is to assist the Board of Directors in its oversight of our corporate accounting and financial reporting process and to interact directly with and evaluate the performance of our independent auditors. Management is responsible for the preparation, presentation and integrity of our consolidated financial statements, accounting and financial reporting principles, internal controls and procedures designed to assure compliance with accounting standards, applicable laws and regulations. Our independent registered public accounting firm, Davis Kinard, is responsible for performing an independent audit of the consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board, or PCAOB.  In the performance of its oversight function, the Audit Committee has taken the following actions:

•	Reviewed and discussed Eagle’s audited financial statements for the 2011 fiscal year with the management of Eagle.

•	Discussed with Eagle’s independent auditors the matters required to be discussed under Auditing Standards No. 61, as amended, modified or supplemented (as adopted by the PCAOB in Rule 3200T).

•
Received written disclosures and the letter from its independent auditors required by applicable requirements of the PCAOB regarding the independent auditor’s communications with the audit committee concerning independence, and has discussed with the independent accountant the independent accountant’s independence.

Based upon these reviews and discussions, the Audit Committee has recommended to the Board of Directors that the audited financial statements be included in Eagle’s Annual Report on Form 10-K for the fiscal year ended June 30, 2011, to be filed with the SEC.

Members of the Audit Committee
Lynn E. Dickey, Chairman
Maureen J. Rude
Rick F. Hays

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF DAVIS, KINARD & CO., P.C. AS EAGLE’S INDEPENDENT AUDITORS FOR FISCAL 2012 UNDER THIS PROPOSAL III.

OTHER BUSINESS

As of the date of this Proxy Statement, the Board of Directors of Eagle knows of no other matters than those described herein to be brought before the Annual Meeting other than procedural matters incident to the conduct of the Annual Meeting.  If further business is properly presented, the proxy holders will vote proxies, as determined by a majority of the Board of Directors.

STOCKHOLDER PROPOSALS AND NOMINATIONS

Any stockholder proposal intended for inclusion in Eagle’s Proxy Statement and form of proxy related to Eagle’s 2012 Annual Meeting of stockholders must be received by Eagle by May 22, 2012, pursuant to the proxy solicitation regulations of the Securities and Exchange Commission.  Nothing in this paragraph shall be deemed to require Eagle to include in its Proxy Statement and form of proxy any stockholder proposal which does not meet the requirements of the Securities and Exchange Commission in effect at that time.

Eagle’s bylaws provide that in order for a stockholder to make nominations for the election of directors, a stockholder must deliver notice in writing of such nominations to the Secretary (1) not later than 60 days in advance of the first anniversary of the previous year’s annual meeting if such meeting is to be held on a day which is within 30 days of the anniversary of the previous year’s annual meeting; and (2) with respect to any other annual meeting of stockholders, not later than the close of business on the seventh day following the date of public announcement of such meeting.  The notice of nominations for election of directors must set forth certain information regarding each nominee for election as a director, including such person’s written consent to being named as a nominee and to serving as a director, if elected, and certain information regarding the stockholder giving such notice.

If a determination is made that an additional candidate is needed for the board, the Nominating Committee will consider candidates properly submitted by Eagle’s stockholders.  Stockholders can submit the names of qualified candidates for director by writing to the Corporate Secretary at Eagle Bancorp Montana, Inc., P.O. Box 4999, Helena, Montana 59604.  The Corporate Secretary must receive a submission not later than 60 days in advance of the first anniversary of the previous year’s annual meeting if such meeting is to be held on a day which is within 30 days of the anniversary of the previous year’s annual meeting.  A stockholder’s submission must be in writing and include the following information:

•	the name and address of the stockholder who intends to make the nomination and of the person or persons to be nominated;

•
a representation that the stockholder is a holder of record of Eagle’s stock entitled to vote at such meeting and intends to appear in person or by proxy at the meeting and nominate the person or persons specified in the notice;

•
whether and the extent to which any hedging or other transaction or series of transactions has been entered into by or on behalf of, or any other agreement, arrangement or understanding (including any short position or any borrowing or lending of shares of stock) has been made, the effect or intent of which is to mitigate loss to or manage risk of stock price changes for, or to increase the voting power of, such stockholder or any of its affiliates with respect to any share of Eagle’s stock;

•
a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder;

•
such other information regarding each nominee proposed by such stockholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission had the nominee been nominated, or intended to be nominated, by the Board; and

•	the consent of each nominee to serve as a director of Eagle if so elected.

In addition, the stockholder making such nomination shall promptly provide any other information reasonably requested by Eagle.  Stockholder submissions that are received and that meet the criteria outlined above will be forwarded to the Chair of the Nominating Committee for further review and consideration.

Whether or not you intend to be present at the Annual Meeting, you are urged to return your proxy card promptly.  If you are then present at the Annual Meeting and wish to vote your shares in person, your original proxy may be revoked by voting at the Annual Meeting.  However, if you are a stockholder whose shares are not registered in your own name, you will need appropriate documentation from your recordholder to vote personally at the Annual Meeting.

By Order of the Board of Directors

Peter J. Johnson
President and CEO

Helena, Montana
September 19, 2011

APPENDIX A

EAGLE BANCORP MONTANA, INC.

2011 Stock Incentive Plan for Directors, Officers and Employees

1.           Purpose.     This 2011 Stock Incentive Plan (the “Plan”) governs:  (i) awards of restricted common stock, $.01 par value (the “Stock”) of Eagle Bancorp Montana (the “Company”) and (ii) grants of options to purchase shares of Stock by the Company to directors, officers and employees of the Company or American Federal Savings Bank (the “Bank”).  The Plan is intended to provide additional incentives to promote the future success and growth of the Company by providing participants with a direct stake in the Company and, in the case of officers and employees, to encourage qualified persons to seek and accept employment with the Company or the Bank.  The Plan will be effective on the later of November 1, 2011 or the date that the Plan is approved by stockholders of the Company.

2.           Definitions. As used in the Plan, the following terms shall have the following meanings:

2.1           Accelerate, Accelerated, and Acceleration means:

(a) when used with respect to an Option, that as of the time of reference the Option will become exercisable with respect to some or all of the Stock for which it was not then otherwise exercisable by its terms; and

(b) when used with respect to Restricted Stock, that the Risk of Forfeiture otherwise applicable to such Restricted Stock shall expire with respect to some or all of the Restricted Stock then still otherwise subject to the Risk of Forfeiture.

2.2           Acquisition means a merger or consolidation of the Company with or into another person or the sale, transfer, or other disposition of all or substantially all of the Company’s assets to one or more other persons in a single transaction or series of related transactions.

2.3           Affiliate means any corporation, partnership, limited liability company, business trust, or other entity controlling, controlled by or under common control with the Company.

2.4           Award means any grant or sale pursuant to the Plan of Restricted Stock or Options.

2.5           Award Agreement means an agreement between the Company and a Participant, setting forth the terms and conditions of an Award.

2.6           Bank means American Federal Savings Bank, a federally chartered savings bank that is a Subsidiary of the Company.

2.7           Board means the Board of Directors of the Company.

2.8           Change of Control means and shall be deemed to have occurred if:

(a) any one person, or more than one person acting as a group, acquires ownership of stock of the Company that, together with stock held by such person or group, constitutes more than 50% of the total fair market value or total voting power of the stock of the Company;

(b) a majority of the members of the board of directors of the Company is replaced during any 18-month period by directors whose appointment or election is not endorsed by a majority of the members of the Company’s board of directors prior to the date of appointment or election; or

(c) one person, or more than one person acting as a group, acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or group), assets from the Company that have a total gross fair market value equal to or more than 40% of the total gross fair market value of all assets of the Company immediately prior to such acquisition or acquisitions.  For purposes of the preceding clause (c), there is no acquisition of assets if the assets are transferred to:

(i) a shareholder of the Company in exchange for or with respect to its stock;

(ii) an entity, 50% or more of the total value or voting power of which is owned, directly or indirectly, by the Company;

(iii) a person, or more than one person acting as a group, that owns, directly or indirectly, 50% or more of the total value or voting power of all the outstanding stock of the Company; or

(iv) an entity, at least 50% of the total value or voting power of which is owned, directly or indirectly, by a person described in the preceding clause (iii).

2.9           Code means the Internal Revenue Code of 1986, as amended, or any successor statutes thereto, and any regulations issued from time to time thereunder.

2.10           Committee means the Compensation Committee of the Board, which in general is responsible for the administration of the Plan, as provided in Section 5.  The Committee shall at all times consist of two or more disinterested directors of the Company, who shall be appointed by the Board of Directors.  A member of the Board of Directors shall be deemed to be “disinterested” only if he satisfies (i) such requirements as the Securities and Exchange Commission may establish for non-employee directors administering plans intended to qualify for exemption under Rule 16b-3 (or its successor) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and (ii) such requirement as the Internal Revenue Service may establish for outside directors acting under plans intended to qualify for exemption under Section 162(m)(4)(C) of the Code.  The Board of Directors may also appoint one or more separate committees of the Board of Directors, each composed of one or more directors of the Company who need not be disinterested and who may grant awards and administer the Plan with respect to employees and directors who are not considered officers or directors of the Company under Section 16 of the Exchange Act or for whom awards are not intended to satisfy the provisions of Section 162(m) of the Code.

2

2.11           Continuous Service means the absence of any interruption or termination of service as an employee or director of the Company or any Subsidiary.  Continuous Service shall not be considered interrupted during any period of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company and any Parent, Subsidiary or successor of the Company.  Military or sick leave or other public (such as jury duty) or personal leave approved by an authorized representative of the Company shall not be deemed an interruption or termination of Continuous Service, provided that it does not exceed the longer of 90 days or the period during which the absent Participant’s reemployment rights, if any, are guaranteed by statute or by contract.

2.12           Covered Employee means an employee who is a “covered employee” within the meaning of Section 162(m) of the Code.

2.13           Effective Date means the later of November 1, 2011 and the date the Plan is approved by the stockholders of the Company.

2.14           Exchange Act means the Securities Exchange Act of 1934, as amended.

2.15           Exercise Price means the price at which an Option may be exercised.

2.16           Grant Date means the date as of which an Option is granted, as determined under Section 7.1(a).

2.17           Incentive Option means an Option which by its terms is to be treated as an “incentive stock option” within the meaning of Section 422 of the Code.

2.18           Market Value means the value of a share of Stock on a particular date determined by such methods or procedures as may be established by the Committee.  Unless otherwise determined by the Committee, the Market Value of a share of Stock as of any date is the closing price as reported on NASDAQ (or on any national securities exchange or other established market on which or through which the Stock is then traded) for that date or, if no closing price is reported for that date, the closing price on the next preceding date for which a closing price was reported.

2.19           Nonstatutory Option means any Option that is not an Incentive Option.

2.20           Option means an Incentive Option or a Nonstatutory Option.

2.21           Optionee means a Participant to whom an Option shall have been granted under the Plan or to whom an Option has been transferred pursuant to Section 6.5.

2.22           Parent means a parent corporation of the Company, whether now or hereafter existing, as defined by Section 424(e) of the Code.

2.23           Participant means any recipient or Permitted Transferee of an outstanding Award or of securities issued pursuant to an Award.

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2.24           Performance Criteria means the criteria that the Committee selects for purposes of establishing the Performance Goal or Performance Goals for a Participant for a Performance Period.  The Performance Criteria used to establish Performance Goals are limited to:  pre- or after-tax net earnings, sales growth, operating earnings, operating cash flow, return on net assets, return on shareholders’ equity, return on assets, return on capital, Stock price growth, shareholder returns, gross or net profit margin, earnings per share, price per share of Stock, and market share, any of which may be measured either in absolute terms or as compared to any incremental increase or as compared to results of a peer group.  The Committee will, in the manner and within the time prescribed by Section 162(m) of the Code in the case of Qualified Performance-Based Awards, objectively define the manner of calculating the Performance Criteria it selects to use for such Performance Period for such Participant.

2.25           Performance Goals means the written goals established by the Committee for a Participant during a Performance Period for such Participant based upon the Performance Criteria.  Depending on the Performance Criteria used to establish such Performance Goals, the Performance Goals may be expressed in terms of overall Company performance or the performance of a division, business unit, Subsidiary, or an individual.

2.26           Performance Period means the time period during which the Performance Goals must be met as determined by the Committee in accordance with Section 162(m) of the Code.

2.27           Permitted Transferee means any of the persons or entities to which certain Awards may be transferred as provided in Section 6.5 of the Plan.

2.28           Person means an individual, a corporation, a partnership, a limited liability company, an association, a trust or other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

2.29           Qualified Performance-Based Awards means Awards intended to qualify as “performance-based compensation” under Section 162(m) of the Code as set forth in Section 7.3.

2.30           Restricted Stock means Stock granted or sold to a Participant subject to a Risk of Forfeiture.

2.31           Restriction Period means the period of time, established by the Committee in connection with an Award of Restricted Stock, during which the Restricted Stock is subject to a Risk of Forfeiture described in the applicable Award Agreement.

2.32           Risk of Forfeiture means a limitation on the right of the Participant to retain Restricted Stock arising because of the occurrence or non-occurrence of specified events or conditions.

2.33           Securities Act means the Securities Act of 1933, as amended.

2.34           SEC means the U.S. Securities and Exchange Commission.

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2.35           Stock means common stock, no par value, of the Company, and such other securities as may be substituted for Stock pursuant to Section 8.

2.36           Subsidiary means a subsidiary corporation of the Company, whether now or hereafter existing, as defined in Section 424(f) of the Code.

2.37           Ten Percent Owner means a person who owns, or is deemed within the meaning of Section 422(b)(6) of the Code to own, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (or any Parent or Subsidiary of the Company).  Whether a person is a Ten Percent Owner shall be determined with respect to an Option based on the facts existing immediately prior to the Grant Date of the Option.

3.           Term of the Plan. Unless the Plan shall have been earlier terminated by the Board, Awards may be granted from the time the Plan is approved by the shareholders of the Company until immediately prior to the tenth anniversary of the Effective Date.  Awards granted pursuant to the Plan within that period shall not expire solely by reason of the termination of the Plan.

4.           Stock Subject to the Plan.  Subject to Section 8, the maximum aggregate number of shares of Restricted Stock which may be issued under the Plan is 98,571. The maximum aggregate number of shares of Stock which may be issued pursuant to or subject to Incentive Options granted under the Plan is 246,427. The maximum number of shares of Stock which may be issued pursuant to or subject to Awards per recipient per year is 25% of the shares in the Plan vesting in five(5) equal installments of 20% each or 4,929 shares.  The shares of Stock subject to the Plan may be authorized but unissued shares or reacquired shares, bought on the open market or otherwise. If any Option expires, terminates, or is cancelled for any reason without having been exercised in full, or if any other Award is forfeited by the Participant, the shares of Stock to which the Award relates which are not acquired by the Optionee or which are forfeited by the Participant shall again be available for Awards to be granted under the Plan.  In addition, exercise or settlement of any Option shall not count against the foregoing limitations except to the extent settled in the form of Stock.  If any shares subject to an Award are not delivered to a Participant because such shares are withheld for the payment of taxes or the Award is exercised through a reduction of shares subject to the Award through the “net exercise” feature described herein, the number of shares that are not delivered to the Participant will remain available for issuance under the Plan. If the Exercise Price of any Award is satisfied by tendering shares of Stock held by the Participant, then the number of shares so tendered will be available for issuance under the Plan.

5.           Administration. The Plan shall be administered by the Committee; provided, however, that at any time and on any one or more occasions the Board may itself exercise any of the powers and responsibilities assigned the Committee under the Plan and when so acting shall have the benefit of all of the provisions of the Plan pertaining to the Committee’s exercise of its authorities hereunder.  Subject to the provisions of the Plan, the Committee shall have complete authority, in its discretion, to make or to select the manner of making all determinations with respect to each Award to be granted by the Company under the Plan, including the employee or  director to receive the Award and the form of Award and any Acceleration of an Award.  In making such determinations, the Committee may take into account the nature of the services rendered by the respective employees and directors, their present and potential contributions to the success of the Company and Affiliates, and such other factors as the Committee in its discretion shall deem relevant.  Subject to the provisions of the Plan, the Committee shall also have complete authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it, to determine the terms and provisions of the respective Award Agreements (which need not be identical), and to make all other determinations necessary or advisable for the administration of the Plan.  The Committee’s determinations made in good faith on matters referred to in the Plan shall be final, binding and conclusive on all persons having or claiming any interest under the Plan or an Award made pursuant hereto.

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6.           Authorization of Grants.

6.1           Eligibility.  The Committee may grant from time to time and at any time prior to the termination or expiration of the Plan one or more Awards, either alone or in combination with any other Awards, to any employee of the Company or any Affiliates or to any member of the Board or of any board of directors (or similar governing authority) of any Affiliate.  However, only employees of the Company, and of any Parent or Subsidiary of the Company, shall be eligible for the grant of an Incentive Option.

6.2           General Terms of Awards.  Each grant of an Award shall be subject to all applicable terms and conditions of the Plan (including but not limited to any specific terms and conditions applicable to that type of Award), and such other terms and conditions, not inconsistent with the terms of the Plan, as the Committee may prescribe.  No prospective Participant shall have any rights with respect to an Award, unless and until such Participant has (a) (i) executed an Award Agreement with respect to such Award and  delivered a fully executed copy of such Award Agreement to the Company, or (ii) otherwise affirmatively assented to the terms and conditions of an Award Agreement with respect to such Award, including by “click through” agreement, pursuant to procedures and guidelines approved by the Committee, and (b) otherwise complied with the applicable terms and conditions of such Award.

6.3           Awards to Non-Employee Directors.   All individuals who on the Effective Date are directors of the Company but not employees of the Company or any Subsidiary or Affiliate shall be awarded 4,929 shares of Restricted Stock which Awards shall not exceed in the aggregate, 30% of the shares in the Plan for all such directors.  Restricted Stock granted pursuant to this subsection shall vest 20% upon the first anniversary of the date of Award, 40% upon the second anniversary of the Award, 60% upon the third anniversary of the Award, 80% upon the fourth anniversary of the Award, and 100% upon the fifth anniversary of the Award; provided, however, that any such Awards not previously vested shall vest 100% (x) upon a Change of Control, or (y) in the event a director is nominated by the Board of Directors for election or reelection as director but is not so elected or reelected by the shareholders

6.4           Effect of Termination of Employment,/Service, Disability or Death.

(a)      Termination of Employment, Etc.  Unless the Committee shall provide otherwise (consistent with applicable law and other relevant restrictions) with respect to any Award, if the Participant’s Continuous Service ends for any reason other than by total disability or death, including because of the Participant’s employer ceasing to be an Affiliate, (i) any outstanding Option of the Participant shall cease to be exercisable in any respect 90 days following that event and, for the period it remains exercisable following that event, shall be exercisable only to the extent exercisable at the date of that event, subject to the condition that no Option shall be exercised after its expiration in accordance with its terms, and (ii) any other outstanding Award of the Participant shall be forfeited or otherwise subject to return to the Company on the terms specified in the applicable Award Agreement.

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(b)      Disability of Participant.  Unless the Committee shall provide otherwise (consistent with applicable law and other relevant restrictions) with respect to any Award, if a Participant’s Continuous Service ends due to disability (as defined in Section 22(e)(3) of the Code), and such Participant was in Continuous Service from the Grant Date until the date of termination of service, (i) any outstanding Option of the Participant shall cease to be exercisable in any respect twelve months following the date of termination of Continuous Service and, for the period it remains exercisable following that event, shall be exercisable only to the extent exercisable at the date of that event, subject to the condition that no Option shall be exercised after its expiration in accordance with its terms, and (ii) any other outstanding Award of the Participant shall be forfeited or otherwise subject to return to the Company on the terms specified in the applicable Award Agreement.

(c)      Death of Participant.  Unless the Committee shall provide otherwise (consistent with applicable law and other relevant restrictions) with respect to any Award, in the event of the death of a Participant who was in Continuous Service from the Grant Date until the date of death, (i) any outstanding Option of the Participant shall cease to be exercisable in any respect twelve months following that event and, for the period it remains exercisable following the date of death, shall be exercisable by such Participant’s estate or by a person who acquired the right to exercise such Award by bequest, inheritance or otherwise as a result of the Participant’s death, but only to the extent exercisable at the date of death, subject to the condition that no Option shall be exercised after its expiration in accordance with its terms, and (ii) any other outstanding Award of such Participant shall be forfeited or otherwise subject to return to the Company on the terms specified in the applicable Award Agreement.

(d)      Extension of Termination Date.  An Award Agreement may provide that if the exercise of the Award following the termination of the Participant’s Continuous Service would be prohibited at any time solely because the issuance of shares of Stock would violate the registration requirements under the Securities Act, then the Award will terminate on the earlier of (i) the expiration of the term of the Award set forth in the Award Agreement or (ii) the expiration of a period of three consecutive months after the termination of the Participant’s Continuous Service during which the exercise of the Award would not be in violation of such registration requirements, but only to the extent exercisable at the date of such termination, subject to the condition that no Option shall be exercised after its expiration in accordance with its terms. Pursuant to the Code, any extension of the exercisability of an Incentive Option pursuant to this subsection will cause the Incentive Option to be treated as a Nonstatutory Option.

6.5           Transferability of Awards.  Except as otherwise provided in this Section 6.5, Awards shall not be transferable, and no Award or interest therein may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution.  All of a Participant’s rights in any Award may be exercised during the life of the Participant only by the Participant or the Participant’s legal representative.  However, the Committee may (but need not) in its discretion, at or after the grant of an Award of a Nonstatutory Option or Restricted Stock, provide that such Award may be transferred by the Participant through a gift or domestic relations order in settlement of marital property rights to any of the following donees or transferees and may be reacquired by the Participant from any of such donors or transferees (each a “Permitted Transferee”):

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(a)      any “family member,” which includes any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships and any individual sharing the Participant’s household (other than a tenant or employee);

(b)      a trust in which family members have more than 50% of the beneficial interest;

(c)      a foundation in which family members (or the Participant) control the management of assets; and

(d)      any other entity in which family members (or the Participant) own more than 50% of the voting interests,

provided, that (x) any such transfer is without payment of any value whatsoever and that no transfer shall be valid unless first approved by the Committee, acting in its sole discretion; (y) the Award Agreement pursuant to which such Awards are granted, and any amendments thereto, must be approved by the Committee and must expressly provide for transferability in a manner consistent with this Section 6.5; and (z) subsequent transfers of transferred Awards shall be prohibited except in accordance with this Section 6.5.  Following transfer, any such Awards and any securities issued pursuant thereto shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer (including but not limited to Risks of Forfeiture), provided that the term of the Plan and the Award Agreement shall continue to be applied with respect to the original Participant, and any Awards shall be exercisable by the transferee only to the extent and for the periods specified in the Award Agreement or Section 6.4, as applicable.

6.6           Cancellation of Awards For Improper Acts of Participant.  If, at any time during the course of a Participant’s employment with the Company or any Affiliates, a Participant engages in any activity in competition with any business activity of the Company or any  Affiliates, or inimical, contrary or harmful to the interests of the Company or any Affiliates, including, but not limited to:

(a) conduct related to the Participant’s employment for which either criminal or civil penalties may be sought,

(b) violation of the policies of the Company or any Affiliates, including, without limitation, personnel and insider trading policies,

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(c) being employed by or serving as a consultant, advisor or in any other capacity to an employer that is in competition with or acting against the interests of the Company or any Affiliates,

(d) disclosing or misusing any confidential information or material concerning the Company or any Affiliates, or

(e) participating in a hostile takeover attempt, tender offer or proxy contest involving the Company or any Affiliates,

then all Awards shall terminate and be forfeited effective the date on which the Participant enters into such activity, unless terminated or forfeited sooner by operation of another term of condition of the Plan or an Award Agreement or by operation of law.

7.           Specific Terms of Awards.

7.1           Options.

(a)      Date of Grant.  The granting of an Option shall take place at the time specified in the Award Agreement.

(b)      Exercise Price.  Unless otherwise provided by law, the per share price at which Stock may be acquired under each Incentive Option and each Nonstatutory Stock Option shall be not less than 100% of the Market Value of a share of Stock on the Grant Date, or in the case of an Incentive Option, not less than 110% of the Market Value of a share of Stock on the Grant Date if the Optionee is a Ten Percent Owner.

(c)      Exercise Period.  No Incentive Option may be exercised on or after the tenth anniversary of the Grant Date, or on or after the fifth anniversary of the Grant Date if the Optionee is a Ten Percent Owner.  No Nonstatutory Option may be exercised on or after the tenth anniversary of the Grant Date.

(d)      Exercisability.  Options granted to officers and directors may become exercisable in such installments, cumulative or non-cumulative, as the Committee may determine.

(e)      Method of Exercise.  An Option may be exercised by the Optionee giving written notice, in the manner provided in Section 17, specifying the number of shares of Stock with respect to which the Option is then being exercised.  The notice shall be accompanied by payment in the form of cash or check payable to the order of the Company in an amount equal to the Exercise Price of the Stock to be purchased plus any applicable tax withholding or, if the Committee had so authorized upon the grant of an Incentive Option or on or after grant of a Nonstatutory Option (and subject to such conditions, if any, as the Committee may deem necessary to avoid adverse accounting or tax effects on the Company) by:

(i)           delivery to the Company of Stock having a Market Value equal to the Exercise Price of the shares of Stock with respect to which the Option is then being exercised,

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(ii)           a “net exercise” of the Option (as further described below);

(iii)           delivery to the Company of a cash payment made pursuant to a “cashless” exercise program (as further described below);

(iv)           any other form of legal consideration that may be acceptable to the Committee.

Subject to compliance with applicable law and regulation, including but not limited to Section 402 of the Sarbanes-Oxley Act of 2002, if the Stock is traded on an established market, payment of any Exercise Price may also be made through and under the terms and conditions of any formal “cashless” exercise program authorized by the Company entailing the sale of the Stock subject to an Option in a brokered transaction (other than to the Company).  Receipt by the Company of such notice and payment in any authorized or combination of authorized means shall constitute the exercise of the Option.  Within 30 days thereafter but subject to the remaining provisions of the Plan, the Company shall deliver or cause to be delivered to the Optionee or his agent a certificate or certificates for the number of shares of Stock then being purchased.  Stock issued and paid for pursuant to this section shall be fully paid and nonassessable.

In the case of a “net exercise” of an Option, the Company will not require a payment of the Exercise Price of the Option from the Participant but will reduce the number of shares of Stock issued upon the exercise by the largest number of whole shares that have a Fair Market Value that does not exceed the aggregate Exercise Price. With respect to any remaining balance of the aggregate Exercise Price, the Company will accept a cash payment from the Participant.

The number of shares of Stock underlying an Option will decrease following the exercise of such Option to the extent of (i) shares used to pay the Exercise Price of an Option under the “net exercise” feature, (ii) shares actually delivered to the Participant as a result of such exercise and (iii) shares withheld for purposes of tax withholding.

(f)      Early Exercise. The Option may include a provision whereby the Participant may elect at any time before his or her Continuous Service terminates to exercise the Option as to any part or all of the shares of Stock subject to the Option prior to the full vesting of the Option. Any unvested shares of Stock so purchased may be subject to any other restriction the Committee determines to be appropriate.

(g)      Limit on Incentive Option Characterization.  An Option shall be considered to be an Incentive Option only to the extent that the number of shares of Stock for which the Option first becomes exercisable in a calendar year do not have an aggregate Market Value (as of the date of the grant of the Option) in excess of the “current limit.”  The current limit for any Optionee for any calendar year shall be $100,000 minus the aggregate Market Value at the date of grant of the number of shares of Stock available for purchase for the first time in the same year under each other incentive option previously granted to the Optionee under all other plans of the Company and Affiliates.  Any Stock which would cause the foregoing limit to be violated shall be deemed to have been granted under a separate Nonstatutory Option, otherwise identical in its terms to those of the Incentive Option.  The current limit will be calculated according to the chronological order in which the Options were granted.

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(h)      Notification of Disposition.  Each person exercising any Incentive Option granted under the Plan shall be deemed to have covenanted with the Company to report to the Company any disposition of such shares prior to the expiration of the holding periods specified by Section 422(a)(1) of the Code and, if and to the extent that the realization of income in such a disposition imposes upon the Company federal, state, local or other withholding tax requirements, or any such withholding is required to secure for the Company an otherwise available tax deduction, promptly to remit to the Company an amount in cash sufficient to satisfy those requirements.

7.2           Restricted Stock.

(a)      Purchase Price.  Shares of Restricted Stock shall be issued under the Plan for such consideration, in cash, other property or services, or any combination thereof, as is determined by the Committee.

(b)      Issuance of Certificates.  Each Participant receiving a Restricted Stock Award, subject to Section 7.2(c), shall be issued a stock certificate in respect of such Restricted Stock.  Such certificate shall be registered in the name of such Participant, and, if applicable, shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award which includes language substantially in the following form:

THE TRANSFERABILITY OF THIS CERTIFICATE AND THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS AND CONDITIONS OF THE 2011 EQUITY INCENTIVE PLAN OF THE ISSUER AND AN AWARD AGREEMENT ENTERED INTO BY THE REGISTERED OWNER AND THE ISSUER.  COPIES OF SUCH PLAN AND AGREEMENT ARE ON FILE IN THE OFFICES OF THE ISSUER.

(c)      Escrow of Shares.  The Committee may require that the stock certificates evidencing Restricted Stock be held in custody by a designated escrow agent or by the Company until the restrictions thereon shall have lapsed, and that the Participant deliver a stock power, endorsed in blank, relating to the Stock covered by such Award.

(d)      Restrictions and Restriction Period.  During the Restriction Period applicable to Restricted Stock, such shares shall be subject to limitations on transferability and a Risk of Forfeiture arising on the basis of such conditions related to the performance of services, Company or Affiliate performance or otherwise as the Committee may determine and provide for in the applicable Award Agreement.  Any such Risk of Forfeiture may be waived or terminated, or the Restriction Period shortened, at any time by the Committee on such basis as it deems appropriate.

(e)      Rights Pending Lapse of Risk of Forfeiture, or Forfeiture of Award.  Except as otherwise provided in the Plan or the applicable Award Agreement, at all times prior to lapse of any Risk of Forfeiture applicable to, or forfeiture of, an Award of Restricted Stock, the Participant shall have all of the rights of a shareholder of the Company, including the right to vote, and the right to receive any dividends with respect to, the Restricted Stock.  The Committee, as determined at the time the Award is made, may permit or require the payment of cash dividends to be deferred and, if the Committee so determines, reinvested in additional shares of Restricted Stock to the extent shares are available under Section 4 and otherwise to be subject to the terms of the Plan.

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(f)      Lapse of Restrictions.  If and when the Restriction Period expires without a prior forfeiture of the Restricted Stock, the certificates for such shares shall be delivered to the Participant promptly if not theretofore so delivered.

7.3           Qualified Performance-Based Awards.

(a)      Purpose.  The purpose of this Section 7.3 is to provide the Committee the ability to qualify Awards as “performance-based compensation” under Section 162(m) of the Code.  If the Committee, in its discretion, decides to grant an Award as a Qualified Performance-Based Award, the provisions of this Section will control over any contrary provision contained in the Plan.  In the course of granting any Award, the Committee may specifically designate the Award as intended to qualify as a Qualified Performance-Based Award.  However, no Award shall be considered to have failed to qualify as a Qualified Performance-Based Award solely because the Award is not expressly designated as a Qualified Performance-Based Award, if the Award otherwise satisfies the provisions of this Section 7.3 and the requirements of Section 162(m) of the Code and the regulations promulgated thereunder applicable to “performance-based compensation.”

(b)      Authority.  All grants of Awards intended to qualify as Qualified Performance-Based Awards and determination of terms applicable thereto shall be made by the Committee or, if not all of the members thereof qualify as “Outside Directors” within the meaning of applicable IRS regulations under Section 162 of the Code, a subcommittee of the Committee consisting of such of the members of the Committee as do so qualify.  Any action by such a subcommittee shall be considered the action of the Committee for purposes of the Plan.

(c)      Applicability.  This Section 7.3 will apply only to those Covered Employees, or to those persons who the Committee determines are reasonably likely to become Covered Employees in the period covered by an Award, selected by the Committee to receive Qualified Performance-Based Awards.  The Committee may, in its discretion, grant Awards to Covered Employees that do not satisfy the requirements of this Section 7.3.

(d)      Discretion of Committee with Respect to Qualified Performance-Based Awards.  Options may be granted as Qualified Performance-Based Awards in accordance with Section 7.1, except that the Exercise Price of any Option intended to qualify as a Qualified Performance-Based Award shall in no event be less that the Market Value of the Stock on the date of grant.  With regard to other Awards intended to qualify as Qualified Performance-Based Awards, such as Restricted Stock, the Committee will have full discretion to select the length of any applicable Restriction Period, the kind or level of the applicable Performance Goal, and whether the Performance Goal is to apply to the Company, a Subsidiary or any division or business unit or to the individual.  Any Performance Goal or Goals applicable to Qualified Performance-Based Awards shall be objective, shall be established not later than 90 days after the beginning of any applicable Performance Period (or at such other date as may be required or permitted for “performance-based compensation” under Section 162(m) of the Code) and shall otherwise meet the requirements of Section 162(m) of the Code, including the requirement that the outcome of the Performance Goal or Goals be substantially uncertain (as defined in the regulations under Section 162(m) of the Code) at the time established.

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(e)      Payment of Qualified Performance-Based Awards.  A Participant will be eligible to receive payment under a Qualified Performance-Based Award which is subject to achievement of a Performance Goal or Goals only if the applicable Performance Goal or Goals are achieved, as determined by the Committee.  In determining the actual size of an individual Qualified Performance-Based Award, the Committee may reduce or eliminate the amount of the Qualified Performance-Based Award earned, if in its sole and absolute discretion, such reduction or elimination is appropriate.

(f)      Limitation on Adjustments for Certain Events.  No adjustment of any Qualified Performance-Based Award pursuant to Section 8 shall be made except on such basis, if any, as will not cause such Award to provide other than “performance-based compensation” within the meaning of Section 162(m) of the Code.

7.4           Awards to Participants Outside the United States.  The Committee may modify the terms of any Award under the Plan, granted to a Participant who is, at the time of grant or during the term of the Award, resident or primarily employed outside of the United States in any manner deemed by the Committee to be necessary or appropriate in order that the Award shall conform to laws, regulations, and customs of the country in which the Participant is then resident or primarily employed, or so that the value and other benefits of the Award to the Participant, as affected by foreign tax laws and other restrictions applicable as a result of the Participant’s residence or employment abroad, shall be comparable to the value of such an Award to a Participant who is resident or primarily employed in the United States.  The Committee may establish supplements to, or amendments, restatements, or alternative versions of, the Plan for the purpose of granting and administrating any such modified Award.  No such modification, supplement, amendment, restatement or alternative version may increase the share limit of Section 4.

7.5           Award as Deferred Compensation.  Notwithstanding any other provisions of the Plan, it is not intended that any grant of an Award shall result in the deferral of compensation within the meaning of Section 409A of the Code; provided, however, that to the extent the grant of an Award would result in the deferral of compensation under Section 409A of the Code, such Award shall comply with the requirements of Section 409A of the Code.

8.           Adjustment Provisions.

8.1           Adjustment for Corporate Actions. All of the share numbers set forth in Section 4 reflect the capital structure of the Company as of the Effective Date.  Subject to Section 8.2, if subsequent to the Effective Date the outstanding number of shares of Stock (or any other securities covered by the Plan by reason of the prior application of this Section 8.1) are increased, decreased, or exchanged for a different number or kind of shares or other securities, or if additional shares or new or different shares or other securities are distributed with respect to such outstanding Stock, through merger, consolidation, sale of all or substantially all the property of the Company, reorganization, combination, recapitalization, reclassification, stock dividend, stock split, reverse stock split, or other similar distribution of the Company’s equity securities without the receipt of consideration by the Company, an appropriate and proportionate adjustment will be made in (i) the maximum numbers and kinds of shares provided in Section 4, (ii) the numbers and kinds of shares or other securities subject to the then outstanding Awards, and (iii) the Exercise Price for each share or other unit of any other securities subject to then outstanding Awards (without change in the aggregate purchase price as to which such Awards remain exercisable).

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8.2           Treatment in Certain Acquisitions.

(a)      Subject to any provisions of then outstanding Awards granting different rights to the holders thereof, in the event of an Acquisition constituting a Change of Control in which some or all outstanding Awards are not Accelerated, any then outstanding Awards shall nevertheless Accelerate to the extent not assumed or replaced by comparable Awards referencing shares of the capital stock of the successor or acquiring entity or the entity in control of such successor or acquiring entity, and at the effective time of such Acquisition (or after a reasonable period following such Acquisition, as determined by the Committee) terminate. As to any one or more outstanding Awards which are not otherwise Accelerated in full by reason of such Acquisition, the Committee may also, either in advance of such Acquisition or at the effective time thereof and upon such terms as it may deem appropriate, provide for the Acceleration of such outstanding Awards in the event that the employment of the Participants should subsequently terminate following such Acquisition. Each outstanding Award that is assumed in connection with such Acquisition, or is otherwise to continue in effect subsequent to such Acquisition, will be appropriately adjusted, immediately after such Acquisition, as to the number and class of securities and other relevant terms in accordance with Section 8.1.

(b)      For the purposes of this Section 8.2, an Award shall be considered assumed or replaced by a comparable Award if, following the Acquisition constituting a Change of Control, the replacement award confers the right to receive, for each share of Stock subject or relating to the Award immediately prior to such Acquisition:

(i)  the consideration (whether stock, cash or other securities or property) received in such Acquisition by holders of Stock on the effective date of such Acquisition (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Stock); provided, however, that if such consideration received in such Acquisition was not solely common stock of the successor corporation or its Parent or Subsidiary, the Committee may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Award for each share of Stock subject to the Award to be solely common stock of the successor corporation or its Parent or Subsidiary equal in fair market value to the per share consideration received by holders of Stock in such Acquisition; or

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(ii) in the case of Awards which are payable otherwise than in Stock or other securities of the Company or other property, the same consideration which the Participant would have been entitled to receive had no such Acquisition occurred.

8.3           Dissolution or Liquidation.  Upon dissolution or liquidation of the Company, other than as part of an Acquisition or similar transaction, (a) each outstanding Option shall terminate, but the Optionee shall have the right, immediately prior to such dissolution or liquidation, to exercise the Option to the extent exercisable on the date of dissolution or liquidation; (b) each share of Restricted Stock that is subject to a Risk of Forfeiture immediately prior to such dissolution or liquidation may, at the election of the Company, be forfeited by the Company prior to such dissolution or liquidation pursuant to the terms of the applicable Award Agreement; and (c) subject to subparts (a) and (b) of this Section 8.3, each other outstanding Award shall be forfeited.

8.4           Adjustment of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events.   The Committee shall make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including but not limited to an extraordinary cash distribution on Stock, a corporate separation or other reorganization or liquidation) affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan; provided that, unless the Committee determines otherwise at the time such adjustment is considered, no such adjustment shall be authorized to the extent that such authority would be inconsistent with the Plan’s or any Award’s meeting the requirements of Section 162(m) of the Code or would cause an Incentive Stock Option to cease to meet the requirements of Section 422 of the Code.

8.5           Related Matters.  Any adjustment in Awards made pursuant to this Section 8 shall be determined and made, if at all, by the Committee and shall include any correlative modification of terms, including of Option Exercise Prices, rates of vesting or exercisability, Risks of Forfeiture, and Performance Goals and other financial objectives which the Committee may deem necessary or appropriate so as to ensure the rights of the Participants in their respective Awards are not substantially diminished nor enlarged as a result of the adjustment and corporate action other than as expressly contemplated in this Section 8.

8.6           Fractional Shares Prohibited. No fraction of a share shall be purchasable or deliverable in payment of an Award, but in the event any adjustment hereunder of the number of shares covered by an Award shall cause such number to include a fraction of a share, such number of shares shall be adjusted to the nearest smaller whole number of shares.

9.           Settlement of Awards

9.1           Violation of Law.  Notwithstanding any other provision of the Plan or the relevant Award Agreement, if, at any time, in the reasonable opinion of the Company, the issuance of Stock covered by an Award may constitute a violation of applicable law, rule, regulation or any listing standard of any market on which or through which the Company’s securities may be traded, then the Company may delay such issuance and the delivery of a certificate for such shares until compliance with such provisions has been obtained.

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9.2           Corporate Restrictions on Rights in Stock. Any securities to be issued pursuant to Awards shall be subject to all restrictions upon the transfer thereof which may be now or hereafter imposed by the articles of incorporation and bylaws of the Company and applicable law.

9.3           Investment Representations.  The Company shall be under no obligation to issue any securities covered by any Award unless they have been effectively registered under the Securities Act, or the Participant or his or her Permitted Transferee shall have made such written representations to the Company or otherwise (which the Company believes may be reasonably relied upon) as the Company may deem necessary or appropriate for purposes of confirming that the issuance of such securities will be exempt from the registration requirements of the Securities Act and any applicable state securities laws and otherwise in compliance with all applicable laws, rules and regulations, including but not limited to that the Participant or his or her Permitted Transferee is acquiring the securities for such person’s own account for the purpose of investment and not with a view to, or for sale in connection with, the distribution of any such securities.  The Company may require a Participant or his or her Permitted Transferee, as a condition of exercising or acquiring securities under any Award or transferring any Award as may be permitted by the Plan, (i) to give written assurances satisfactory to the Company as to the Participant’s or his or her Permitted Transferee’s knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters, and that the Participant or his or her Permitted Transferee is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Award; and (ii) to give written assurances satisfactory to the Company stating that the Participant or his or her Permitted Transferee is acquiring securities subject to the Award for the Participant’s or his or her Permitted Transferee’s own account and not with any present intention of selling or otherwise distributing the securities.

9.4           Registration.

(a)  SEC Registration.  If the Company shall deem it necessary or desirable to register under the Securities Act or other applicable statutes any securities issued or to be issued pursuant to Awards, or to qualify any such securities for exemption from the Securities Act or other applicable statutes, then the Company shall take such action at its own expense.  The Company may require from each Participant, or each holder of securities acquired pursuant to the Plan, such information in writing for use in any registration statement, prospectus, preliminary prospectus or offering circular as is reasonably necessary for that purpose and may require reasonable indemnity to the Company and its Affiliates and their respective officers, directors, agents, advisors and employees from that holder against all losses, claims, damage and liabilities arising from use of the information so furnished and caused by any untrue statement of any material fact therein or caused by the omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made.

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(b)  Lock-Ups.  In addition, the Company may require of any person holding an Award or securities issued pursuant to an Award that such person agree that, without the prior written consent of the Company, such person will not sell, make any short sale of, lend, grant any option for the purchase of, pledge or otherwise encumber, or otherwise dispose of, any securities which were or may be issued pursuant to an Award or any interest therein during the 180-day period commencing on the effective date of the registration statement (or commencing on the closing date of any offering of the Company’s securities registered pursuant to a shelf registration statement, whichever is applicable) relating to an underwritten public offering. Without limiting the generality of the foregoing provisions of this Section 9.4, if in connection with any underwritten public offering of securities of the Company the managing underwriter of such offering requests that the Company’s directors and officers enter into a lock-up agreement containing provisions that are more restrictive than the provisions set forth in the preceding sentence, then (a) to the extent requested by the Company, each holder of securities acquired pursuant to the Plan (regardless of whether such person has complied or complies with the provisions of clause (b) below) shall be bound by, and shall be deemed to have agreed to, the same lock-up terms as those to which the Company’s directors and officers are required to adhere; and (b) at the request of the Company, each such person shall execute and deliver a lock-up agreement in form and substance equivalent to that which is required to be executed by the Company’s directors and officers.

9.5           Placement of Legends; Stop Orders; etc.  Each certificate for securities to be issued pursuant to Awards may bear a reference to the investment representation made in accordance with Section 9.3 in addition to any other applicable restriction under the Plan, the terms of the Award and, if applicable, to the fact that no registration statement has been filed with the SEC and no registration or qualification has been filed under any state securities or blue sky laws in respect to such securities.  All certificates for Stock or other securities delivered under the Plan shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of any stock exchange or market on which or through which the Company’s securities are then traded, and any applicable federal or state securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

9.6           Tax Withholding. Whenever shares of Stock are issued or to be issued pursuant to Awards, the Company shall have the right to require the Participant to remit to the Company an amount sufficient to satisfy federal, state, local or other withholding tax requirements if, when, and to the extent required by law (whether so required to secure for the Company an otherwise available tax deduction or otherwise) prior to the delivery of any certificate or certificates for such shares.  The obligations of the Company under the Plan shall be conditional on satisfaction of all such withholding obligations and the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Participant.  However, in such cases Participants may elect, subject to the approval of the Committee, to satisfy an applicable withholding requirement, in whole or in part, by having the Company withhold shares of Stock from Stock otherwise due to the Participant in payment of an Award, or to submit shares of Stock previously owned by the Participant, to satisfy their tax obligations.  Participants may only elect to have shares withheld having a Market Value on the date the tax is to be determined equal to the minimum statutory total tax which could be imposed as a result of the transaction.  All elections shall be irrevocable, made in writing, signed by the Participant, and shall be subject to any restrictions or limitations that the Committee deems appropriate.

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10.           Reservation of Stock. The Company shall at all times during the term of the Plan and any outstanding Awards granted hereunder reserve or otherwise keep available such number of shares of Stock as will be sufficient to satisfy the requirements of the Plan (if then in effect) and the Awards, and shall pay all fees and expenses necessarily incurred by the Company in connection therewith.

11.           Use of Proceeds.  Proceeds from the sale of the Company’s securities pursuant to Awards will constitute general funds of the Company.

12.           Limitation of Rights in Stock; No Special Service Rights.  Subject to Section 7.2(e), a Participant shall not be deemed for any purpose to be a shareholder of the Company with respect to any of the Stock subject to an Award, unless and until a certificate shall have been issued therefor and delivered to the Participant or his/her agent.  Nothing contained in the Plan or in any Award Agreement shall confer upon any Participant any right to the continuation of such Participant’s employment or other association with the Company (or any Affiliate), or interfere in any way with the right of the Company (or any Affiliate), subject to the terms of any separate employment or provision of law or articles of incorporation or bylaws to the contrary, at any time to terminate such employment or other association or to increase or decrease, or otherwise adjust, the other terms and conditions of the Participant’s employment or other association with the Company and Affiliates.

13.           Unfunded Status of the Plan. The Plan is not intended to constitute a plan subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended.  With respect to any payments not yet made to a Participant by the Company, the Plan is intended to constitute an “unfunded” plan for incentive compensation, and nothing contained in this Plan shall give any such Participant any rights that are greater than those of an unsecured general creditor of the Company.

14.           Exercise of Forfeiture at Direction of FDIC.  Options granted pursuant to the Plan shall be either immediately exercised or (at the discretion of the Optionee) forfeited in the event the Federal Deposit Insurance Corporation directs the Company to require immediate exercise or forfeiture as a result of the company’s capital failing to meet minimum regulatory capital requirements.

15.           Nonexclusivity of the Plan. Neither the adoption of the Plan by the Board nor the submission of the Plan to the shareholders of the Company shall be construed as creating any limitations on the power of the Company to adopt such other incentive arrangements as it may deem desirable, including without limitation, the granting of stock options, restricted stock and other forms of compensation (incentive or otherwise) other than under the Plan upon such terms as the Company may determine from time to time.

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16.           Termination and Amendment of the Plan.

16.1           The Board may at any time terminate the Plan or make such modifications of the Plan as it shall deem advisable to the extent permitted by applicable law and the rules and regulations of any market on which or through which the Company’s securities may be traded.  Unless the Board otherwise expressly provides, no amendment of the Plan shall affect the terms of any Award outstanding on the date of such amendment unless such amendment is necessary to comply with Section 409A of the Code or other applicable law.

16.2           The Committee may amend the terms of any Award theretofore granted, prospectively or retroactively, provided that the Award as amended is consistent with the terms of the Plan, but no such amendment shall impair the rights of the Participant without such Participant’s consent unless the impairment of such rights is necessary to comply with Section 409A of the Code or other applicable law.

16.3           No amendment will be effective unless approved by the shareholders of the Company to the extent shareholder approval is necessary to satisfy applicable law or the rules and regulations of any market on which or through which the Company’s securities may be traded.

17.           Notices and Other Communications.  Any notice, demand, request or other communication hereunder to any party shall be deemed to be sufficient if contained in a written instrument delivered in person or duly sent by first class, registered, certified or overnight mail, postage prepaid, or telecopied with a confirmation copy by first class, registered, certified or overnight mail, addressed or telecopied, as the case may be, (i) if to the Participant, at such Participant’s residence or business address last filed with the Company and (ii) if to the Company, at its principal place of business, addressed to the attention of its Chief Financial Officer, or to such other address or telecopier number or electronic mail address, as the case may be, as the addressee may have designated by notice to the addressor.  All such notices, requests, demands and other communications shall be deemed to have been received: (i) in the case of personal delivery, on the date of such delivery; (ii) in the case of mailing, when received by the addressee; (iii) in the case of facsimile transmission, when confirmed by facsimile machine report; and (iv) in the case of electronic mail, when directed to an electronic mail address at which the receiving party has consented to receive notice, provided, that such consent is deemed revoked if the sender is unable to deliver by electronic transmission two consecutive notices and such inability becomes known to the secretary or assistant secretary of the Company or to the transfer agent, or other person responsible for giving notice.

18.           Governing Law. The Plan and all Award Agreements and actions taken thereunder shall be governed, interpreted and enforced in accordance with the laws of the State of Delaware, without regard to the conflict of laws principles thereof.

19.           Final and Binding.  The terms of the Plan and of any Award, and all actions and interpretations of the Committee made pursuant to the Plan, shall be final, binding and conclusive on all persons having or claiming any interest under the Plan or an Award, including but not limited to Participants and their spouses and domestic partners, and the respective Permitted Transferees, executors, administrators, heirs, personal representatives and successors of the foregoing.

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Adopted by the Board of Directors on______

Approved by the Shareholders on _________

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X PLEASE MARK VOTES AS IN THIS EXAMPLE

REVOCABLE PROXY
EAGLE BANCORP MONTANA, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF EAGLE BANCORP MONTANA, INC. TO BE USED AT THE ANNUAL MEETING OF STOCKHOLDERS ON OCTOBER 20, 2011

The undersigned being a stockholder of Eagle Bancorp Montana, Inc. hereby appoints Maureen J. Rude and Rick F. Hays, or each of them, with full power of substitution in each, as proxies to cast all votes which the undersigned stockholder is entitled to cast at the Annual Meeting of Stockholders to be held at 11:00 a.m., Mountain Time, on October 20, 2011, at 1400 Prospect Avenue, Helena, Montana 59601, and any adjournments thereof. The undersigned stockholder hereby revokes any proxy or proxies heretofore given.

Please be sure to sign and date this Proxy in the box below. Date

Stockholder sign above Co-holder (if any) sign above

	For	With-hold	For All Except
1. Election of two directors for three-year terms each.	☐	☐	☐

Nominees:
Larry A. Dreyer
Lynn E. Dickey

INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.

	For	Against	Abstain
2. Approval of the Eagle Bancorp Montana, Inc. 2011 Stock Incentive Plan for Directors, Officers and Employees	☐	☐	☐
3. Ratification of the appointment of Davis, Kinard & Co., P.C. as Eagle Bancorp Montana Inc.'s Independent auditors for the fiscal year ending June 30, 2012	☐	☐	☐

PLEASE CHECK BOX IF YOU PLAN TO ATTEND THE MEETING. → ☐

In their discretion the proxies are authorized to vote with respect to approval of the minutes of the last meeting of stockholders, matters incident to the conduct of the meeting, and upon such other matters as may properly come before the meeting.

If signed and returned this proxy will be voted as directed or, if no direction is given, will be voted FOR the nominees under PROPOSAL I, FOR the 2011 Stock Incentive Plan under PROPOSAL II, and FOR the auditors under PROPOSAL III.

▲ **Detach above card, sign, date and mail in postage paid envelope provided.** ▲

EAGLE BANCORP MONTANA, INC.

Please date this Revocable Proxy and sign, exactly as your name(s) appears on your stock certificate. If signing as a fiduciary, please give your full title.
If you receive more than one proxy card, please sign and return all cards in the accompanying envelope. Please check your mailing address as it appears on this Revocable Proxy. If it is inaccurate, please include your correct address below.

PLEASE ACT PROMPTLY
SIGN, DATE & MAIL YOUR PROXY CARD TODAY